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                             EXHIBIT 10.42

                         AMENDED AND RESTATED
                               AGREEMENT
                          ON G-CSF IN THE EU
                                BETWEEN
                              AMGEN INC.
                                  AND
                       F. HOFFMANN-LA ROCHE LTD



                           TABLE OF CONTENTS


  ARTICLE                                          PAGE

     1.   DEFINITIONS                                1
     2.   GRANTS AND OBLIGATIONS                     6
     3.   COLLABORATION IN CLINICAL RESEARCH
          DEVELOPMENT, REGISTRATION & MARKETING     14
     4.   OWNERSHIP, PREPARATION AND FILING
          OF CPMP, NDA's and MA/V's                 19
     5.   SUPPLY                                    22
     6.   MARKETING                                 28
     7.   COMPENSATION                              34
     8.   REPORTS AND PAYMENTS                      36
     9.   WARRANTIES AND INDEMNIFICATION            38
    10.   PATENT AND TRADEMARK INFRINGEMENT         39
    11.   TERM AND TERMINATION                      40
    12.   MISCELLANEOUS                             42

                         AMENDED AND RESTATED
                               AGREEMENT
                          ON G-CSF IN THE EU

      This Agreement is made and effective as of the 10th day of April 1997 ("Effective Date") by and between AMGEN INC., a Delaware corporation located at Thousand Oaks, California, USA (hereinafter "AMGEN") and F. HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland located at Basel, Switzerland (hereinafter "ROCHE").

      WHEREAS, AMGEN possesses rights in and to a pharmaceutical product known as G-CSF;

      WHEREAS, AMGEN and ROCHE have entered into a contractual relationship regarding G-CSF in the European Union;

      WHEREAS, AMGEN and ROCHE have agreed to modify their present relationship as set forth herein.

      NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, ROCHE and AMGEN hereby agree as follows:


                               ARTICLE 1
                              DEFINITIONS

  1.01 "Affiliate" shall mean:

       (a) An organization which owns, directly or indirectly, a controlling interest in AMGEN or ROCHE by stock ownership or otherwise; or

       (b) An organization in which AMGEN or ROCHE or its stockholders own, directly or indirectly, a controlling interest by stock ownership or otherwise; or

       (c) An organization having its majority ownership directly or indirectly common to the majority ownership of AMGEN or ROCHE.

  1.02 "KIRIN" shall mean, collectively, KIRIN BREWERY INC., a
       Japanese company and KIRIN-AMGEN, INC., a California
       corporation, fifty percent (50%) owned by AMGEN, as the case may be in the context used in a particular section of this
       Agreement.
                                   1






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  1.03 "Territory" shall mean all countries which are currently members of the European Union ("EU") together with those countries that join the EU during the Term of this Agreement.

       As soon as any EU member country may withdraw or become excluded from the EU, then as from the effective date of such withdrawal or exclusion, such country shall automatically be considered as a country of the territory of the Agreement on G-CSF in Certain European Countries dated as of the first day of January 1989.

  1.04 "G-CSF" shall mean a polypeptide of 174 or 175 amino acids, with an amino acid sequence according to positions +1 to 174 of Table VII of International Patent Application Publication No. WO 87/01132 with possibly an additional N-terminal methionine, obtained by recombinant DNA technology, having the biological properties of naturally-occurring pluripotent granulocyte colony-stimulating factor.

  1.05 "Product" shall mean: (1) any product consisting of or containing as an active ingredient G-CSF or (2) a Second Generation Product, if any, that becomes a Product pursuant to the provisions of Section 2.03 hereof. For illustration, the term Product shall include, without limitation, bulk forms of the Product ("Bulk Product") and/or finished and packaged dosage units of the Product ("Finished Product").

  1.06 "Patents" shall mean all patents (including inventor's certificates) and applications therefor owned and/or controlled by AMGEN in the countries of the Territory, including without limitation any substitutions, extensions, reissues, renewals, divisions, continuations or continuations-in-part thereof or therefor covering G-CSF or a Product or inventions, arising from or made during the course of this Agreement.

       Notwithstanding the foregoing, the term "Patents" shall have the following meaning in reference to a Second Generation Product that becomes a Product pursuant to Section 2.03:
       "Patents" shall mean all patents (including inventor's certificates) and applications therefor owned and/or controlled by AMGEN or ROCHE or in which either party has any interest (including but not limited to the *********** Patents) in the countries of the Territory, including without limitation any substitutions, extensions, reissues, renewals, divisions, continuations or continuations-in-part thereof or therefore covering a Product or inventions, arising from or made during the course of this Agreement."
                                   2


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  1.07 "Term of this Agreement" shall mean the period commencing on the Effective Date of this Agreement and ending, unless terminated sooner or prolonged in accordance with this Agreement, on December 31, 2010, or until the date of
       *************************************************************
       ************* in which either party has any right or interest claiming a Product approved for sale in the EU, ******************. If, however,
       *************************************************************
       *************************************************************
       ******, the term of this Agreement **************** until the
       *************************************************************
       ************************************. The latest of any of the dates in this Section 1.07 is hereinafter referred to as the "Scheduled Termination Date".

  1.08 "Confidential Information" shall mean information which relates to G-CSF or a Product, including financial statements, costs and expense data, marketing, distribution and consumer data, production data, know-how, trade secrets, secret processes and formulae, technical data and reports including gene technology, biochemical, toxicological, pharmacokinetic, manufacturing and formulation data, clinical data, regulatory correspondence or any other information which is not generally ascertainable from public or published information, regardless or whether such information was provided pursuant to the terms of this Agreement, by request of the other party or in any other manner.

       By way of illustration, Confidential Information shall include without limitation, all information developed or to be developed by a party to this Agreement, its Affiliates, and/or clinicians, and all material and information submitted to and/or filed with a governmental regulatory agency or any other equivalent agency covering a Product. Confidential Information shall also include without limitation all information related to G-CSF or a Product contained in all documents submitted in connection with INDs (Investigational New Drug), NDAs (New Drug Application), CTCs (Clinical Trial Certificate), AMM (Authorisation de Mise au Marche) and other regulatory submissions throughout the world covering a Product.

  1.09 "Trademark" shall mean the trademark NEUPOGEN(R) owned by
       AMGEN and all other trademarks, if any, adopted, used and/or owned by AMGEN in connection with a Product.
                                   3

  1.10 "CPMP" shall mean either (i) the Committee for Proprietary
       Medical Products, (ii) its procedures, including its "bio/high tech" concertation procedures or (iii) the marketing authorization applications as per such procedures as the case may be in the context used in a particular section of this Agreement.



  1.11 "Net Sales" shall mean the gross invoice price billed for Product to third parties by AMGEN or ROCHE and/or each of its Affiliates (but not including invoices relating to transactions between and/or among AMGEN, ROCHE, and/or each of its Affiliates) with respect to a Product in the Territory, less those deductions normally made under generally accepted accounting principles and described in detail in the Supplementary Agreement.

  1.12 "Operating Profit or Loss" shall mean the combined profit or loss of both companies resulting from the activities described in this Agreement and described in detail in the Supplementary Agreement.

  1.13 "Operating Costs and Expenses" shall mean those costs and expenses which are included in the calculation of Operating Profit or Loss. They are described in detail in the Supplementary Agreement.

  1.14 "Supplementary Agreement" shall mean the supplementary agreement attached hereto as Appendix 1.14, which is hereby modified effective as of the Effective Date to (1) change all references therein from Swiss francs to U.S. Dollars to reflect the change in the functional currency of this Agreement from Swiss francs to U.S. Dollars and (2) apply mutatis mutandis except where the context requires otherwise. It is the intent of the parties to revise the Supplementary Agreement as soon as practicable following the execution of this Agreement in order to memorialize previously agreed alterations thereto.

  1.15 "Scheduled Termination Date" shall have the meaning set forth in Section 1.07.

  1.16 "EMEA" shall mean either (i) the European Agency for the Evaluation of Medicinal Products, (ii) its procedures and approval systems, including its centralized approval procedure or (iii) the marketing authorization applications as per such procedures as the case may be in the context used in a particular section of this Agreement.
                                   4

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  1.17 "Second Generation Product" shall mean any product consisting of or containing as an active ingredient any of the following


       ************ (other than G-CSF) which
       ******************************************************:

           (i)
               *****************************************************
               *******************************************;


               (ii)*************************************************
               *****************************************************
               *****;

               (iii)*******************************;


               (iv)*************************************************
               **********************************;

           (v)
               *****************************************************
               **********************; and

           (vi)
               *****************************************************
               *****************************************************
               ***************************************************.

  1.18 "Current GMP Requirements" shall mean those current practices, as amended from time to time, related to the manufacture of biotechnology products and their precursors laid down in guidelines and regulations such as the GMP rules of the World Health Organization, the United States Code of Federal Regulations, the Guide to Inspection of Bulk Pharmaceutical Chemicals (U.S. Department of Health and Human Services, Revised September 1991), the Pharmaceutical Inspection Convention, and the European Community Guide to Good Manufacturing Practice in the production of pharmaceutical products.

  1.19 In the terms defined herein, the singular shall include the plural and vice versa.
                                   5

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                               ARTICLE 2
                        GRANTS AND OBLIGATIONS


  2.01 (a) AMGEN hereby grants to ROCHE and its Affiliates, under the Patents and Trademarks and the conditions herein imposed, the ****************** right to formulate and fill Finished Product in any country of the Territory or in Switzerland,
       *******************************.

       By mutual agreement between parties hereto, ROCHE shall have the right to have formulated and/or filled Finished Product by a particular independent third party in any country of the Territory or in Switzerland.

       All rights of ROCHE and its Affiliates under this subsection
       (a) shall terminate with regard to each country (including with respect to all Products sold in each such country) on the respective dates set forth in Appendix 2.01 (a) and AMGEN shall formulate and fill each Finished Product itself.

       (b) AMGEN hereby grants to ROCHE and its Affiliates, under the Patents and the conditions herein imposed, the
       *************************************************************
       ****** right to use and sell (including the right to promote and detail) each Finished Product in the Territory, *******************************; provided, however, that
       AMGEN and ROCHE have agreed to certain other terms relating to Spain and Italy which are set forth in Appendix 2.01, which terms shall supplement (and if in conflict shall supersede) all other terms of this Agreement. All rights and obligations specified in Appendix 2.01 shall also apply to any Second Generation Product that becomes a Product pursuant to the terms of Section 2.03.

       It is, however, understood that AMGEN shall retain the right to ******************************* with ***** in the
       Territory as further described hereinbelow.

       All rights of ROCHE and its Affiliates under this subsection
       (b) to use and sell (but not the right to ******************) shall terminate for each Product with regard to the countries and upon the respective dates set forth in Appendix 2.01 (b).

       (c) AMGEN and ROCHE shall each have the right and obligation to co-develop each Product to be promoted, detailed and sold in all countries of the Territory, as set forth in more detail hereinbelow.
                                   6


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       (d) During the Term of this Agreement, AMGEN shall not
       either, directly or indirectly or expressly or by implication,


       *************************************************************
       *******************************:

       (i)
               *****************************************************
           **************************** in any country in the
           Territory or in Switzerland, or

       (ii)*********************************************************
           ****** in any country of the Territory, except where such arrangements are made primarily for the provision of logistic or related services or back-up supply.

       e) AMGEN hereby grants to ROCHE and ROCHE to AMGEN a ************ right and license in each country in the Territory to that portion of their respective Confidential
       Information, **************, as is necessary to perform their respective obligations as set forth in this Agreement, such right and license to continue in each country of the Territory until the Scheduled Termination Date.

       (f) AMGEN hereby grants to ROCHE a ************ right and license in each country of the Territory to AMGEN's Trademark for use as set forth in this Agreement in connection with each Product to which such Trademark is applicable, such right and license to continue in each country of the Territory until the Scheduled Termination Date.

       Except as necessary to perform ROCHE's obligations set forth in this Agreement, ROCHE's right and license under this subsection (f) shall terminate for each Product with regard to the countries and upon the respective dates set forth in Appendix 2.01 (b).

  2.02 It shall be a material obligation of each party hereunder to act in accordance with accepted business practices and all material legal requirements in carrying out its rights and responsibilities hereunder.

  2.03 Second Generation Product.

       (a) General
       It is the desire of the parties to develop and commercialize a Second Generation Product for the Territory, subject to and in accordance with the rights, obligations and conditions set forth in this Agreement. Any future decision by AMGEN and
                                   7



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       ROCHE to develop a Second Generation Product for the
       Territory shall be
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       ***************, the Second Generation Product shall be deemed to be a "Product" within the meaning of this Agreement and development will be governed by the terms of Article 3 hereof. The specific Second Generation Product to be developed shall be ********************, in accordance with the Evaluation Plan attached hereto as Appendix 2.03. Prior to completion of the Evaluation Plan, AMGEN and ROCHE shall (unless the parties
       *****************************************) meet ********* (as part of the ******************************* meetings) to
       discuss matters relating to the Evaluation Plan for a Second Generation Product for the Territory. Any and all information exchanged by the parties during the period of the Evaluation Plan shall be considered Confidential Information of the party disclosing such information and shall be governed by the terms of Sections 1.08, 2.01 e), 12.02 and 12.03 of this Agreement. In order to preserve its rights and satisfy its obligations under the License Agreement dated January 1, 1996 between ROCHE, Hoffmann-La Roche Inc. and *************************** ("***********") (the "***********
       License"), ROCHE shall inform *********** on the evaluation process of the Second Generation Product and the respective results to the extent related to the ***** Product (as hereinafter defined) or the *********** Patents (as hereinafter defined); provided, however, that prior thereto ROCHE shall obtain from *********** (and deliver to AMGEN) a written agreement in favor of ROCHE and AMGEN whereby *********** agrees to treat any and all such information as Confidential Information governed by the terms of Sections 1.08, 12.02 and 12.03 of this Agreement.

       Upon selection of a Product for development following completion of the Evaluation Plan, AMGEN and ROCHE shall use their best efforts to prepare a Clinical R&D Plan described in Section 3.03 (c) hereof. Thereafter, AMGEN and ROCHE shall exercise commercially reasonable efforts to develop and commercialize the Product in accordance with the Clinical R&D Plan in the Territory. AMGEN shall control development, preclinical, clinical, regulatory and marketing of a Second Generation Product (including preclinical, clinical and other matters prior to the time it becomes a Product) and shall distribute, and
       *************************************************************
       *************************.  The Clinical R&D Plan including launch date shall be mutually agreed upon.

                                   8
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       (b) *********** License
       If the agreed upon Second Generation Product includes any technology claimed in or covered by the *********** PATENTS (as defined in the *********** License and hereinafter referred to as the "*********** Patents") in the "*********** License", ROCHE will grant AMGEN an ********************** sublicense for the Territory under any rights ROCHE may have with respect to the *********** Patents under the *********** License. ROCHE shall not
       ****************************************** any of its rights under the *********** License. ROCHE and its Affiliates will commercialize a Second Generation Product in the Territory only under rights granted by AMGEN.

       (c) AMGEN Products
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *********************************** This paragraph shall not apply to G-CSF (Neupogen(R)) or a Second Generation Product which AMGEN or its licensee/partner brings to the Territory in a cell therapy, ex-vivo expansion application.

       (d) ROCHE Products
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       **********************************

       (e) Development Costs
       As from the Effective Date, AMGEN and ROCHE shall share, in accordance with the then current profit split in Article 7, ************************************ in the Territory for a
       Second Generation Product or a Product, including:

          -
             *******************************************************
             ******************; and
                                   9

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          -
             *******************************************************
             *************************** License. Such costs shall
             include ********* payable to *********** as follows:


             i) ***************** of the NET SALES (as defined in the *********** License) of the ******************************** product described and claimed by *********** in the *********** Patents as ********** (the "***** Product"), provided, however, that in the event that

             (1)certain ********* have to be paid to a third party
                due to a patent issue, in such case the *******
                payable to *********** shall be
                ****************************************************
                **********; or

             (2)the ***** Product shall face significant competition
                from a third party
                ****************************************************
                ************************ the ******* payable to
                *********** in any such country shall be
                ****************************************************
                *****************;

             provided further that the total deduction in the
             aggregate from (1) and (2) shall not cause the
             ************ payable to *********** to be less than
             *****************.

             If both (1) and (2) are applicable, the calculation in
             (1) shall be made first and then (2) shall be calculated.

             ii)For a Second Generation Product other than the ***** Product the making, using, selling, offering for sale, or importing of which would, but for *********** License, infringe one or more valid issued claims included in the *********** Patents, all *************
             as per i) will be ****************************.

             iii)For a Second Generation Product the making, using, selling, offering for sale or importing of which does not infringe one or more valid issued claims included in the *********** Patents, all ************* as per i)
             will be **************.

             iv)The ********* under iii) above shall be payable so long as the *********** License is in full force and effect.


                                  10
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             Such costs shall also include the ********** payable to
             *********** as follows:

             (1)************



                                ************************************
                   ********************** shall be payable no later
                   than **************
             (2)********************

                *************************************************
                shall be payable *********************** after the
                first entry of a patient in a ************** with a

                Second Generation Product in any EU country or the ****************** as agreed to in the time and events schedule in the Clinical R&D Plan (to be established after the completion of the Evaluation
                Plan), whichever is earlier.

             (3)******************

                *************************************************
                shall be payable *********************** after 50%
                of patients have been enrolled in a *************** with a Second Generation Product in any EU country, or to ********************************* as agreed to in the time and events schedule of Clinical R&D Plan, whichever occurs earlier.

             (4)****************


                                ************************************
                *********************************** shall be payable
                *********************** after the submission of the first Second Generation Product license *********************************** to the Authority in ********************************** or the
                *********************** as agreed to in the time and
                events schedule in the Clinical R&D Plan, whichever is earlier.

             (5)With respect to
                ****************************************************
                ***** of (3) above and
                ****************************************************
                ******************* of (4) above, shall be
                creditable against the payment of ******* payable to
                ***********.
                                    11


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       (f) ********* of Second Generation Products

       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************


       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       *************************************************************
       **************************

           i)
               *****************************************************
               *****************************************************
               ****

           ii)
               *****************************************************
               *****************************************************
               ****

     iii)***********************************************************
               *****************************************************

           iv)
               *****************************************************
               *****************************************************
               ********************

           v)
               *****************************************************
               *****************************************************
               *


       (g) Manufacturing
                                  12




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       If the agreed upon Second Generation Product is the *****
       Product, ***** shall have the rights to manufacture the bulk form of the Product for the Territory and supply and deliver it DDP (Incoterms 1990) at a price equal to ********************************** (as defined in the
       *********** License) of the Product in the Territory. Until such *************** is available, the Product shall be delivered at the expected average *************** in the Territory to be agreed by the parties and ***********. All Second Generation Products other than the *********** Product will be manufactured, formulated and filled by AMGEN for the Territory.

       (h) Miscellaneous

       There is nothing in the Kirin-AMGEN Agreements that restricts AMGEN from fulfilling its obligations under this Agreement regarding any Second Generation Product in the Territory.

       There is nothing in this Agreement that restricts any party from commercializing in the ROE *************** and ROW (throughout the world,
       *************************************************************
       ***************************** a Second Generation Product
       that is not being commercialized in the EU.

       (i) Applicability of Other Provisions of this Agreement

       If and when a Second Generation Product becomes a "Product" pursuant to this Section 2.03, then in addition to the provisions of this Section 2.03 the other provisions of this Agreement shall also apply with respect to such Product.

  2.04 AMGEN shall have sole ownership of the G-CSF Product and all related rights during the Term and following expiration or termination thereof.

       With respect to any Second Generation Product that becomes a Product pursuant to Section 2.03:

           (1) if the Product is the ***** Product or is otherwise covered by the *********** Patents, then AMGEN shall have the rights described in Section 2.03(b) for the Term and the parties shall
           ********************************************* under the
           *********** License (taking into account ROCHE's obligations to ***********) following expiration or termination of this Agreement;
                                  13



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           (2) if the Product is covered by any ROCHE Patents, then
           ROCHE shall have sole ownership of the Product and all related rights during the Term and following expiration or termination thereof but AMGEN shall have an
           *********************************************************
           ***************************************** license to the
           Product for the Term and the parties shall


           ********************************************* following
           expiration or termination of this Agreement; and

           (3) if the Product is covered by any AMGEN Patents, then AMGEN shall have sole ownership of the Product and all related rights during the Term and following expiration or termination thereof but the parties shall ********************************************* following expiration or termination of this Agreement.


                               ARTICLE 3
           COLLABORATION IN CLINICAL RESEARCH, DEVELOPMENT,
                      REGISTRATION AND MARKETING

  3.01 AMGEN and ROCHE shall cooperate in reasonable ways to develop and exchange data and information about each Product so as to obtain the authorization and to develop the ability to formulate, ship and sell the Product in the Territory. Pursuant to the terms of this Agreement, the parties shall use reasonably diligent efforts consistent with prudent business practice to

       (i) optimally develop each Product,

       (ii)obtain rapidly the necessary governmental authorization and approval to sell each Product in commercial quantities, and

       (iii)sell each Product in all countries in the Territory.

  3.02 (a) The parties shall each appoint two (2) authorized representatives ("Coordinators") between whom communications will be directed with regard to each Product. Each party will notify the other as to the name of the individuals so appointed. Each party may replace its Coordinators at any time, upon written notice to the other party.

       The four (4) Coordinators shall form a joint committee
       ("Product Management Committee") and shall confer regularly to discuss and to coordinate the effective performance of the terms of this Agreement.
                                  14

       The Product Management Committee is expected to meet regularly to

       (i) review pertinent information and data

       (ii)approve the budgets proposed by the sub-teams and the countries.

       (iii)resolve differences of opinion within the sub-teams, if any.


       (iv)harmonize and coordinate all efforts in view of obtaining authorization and ability to market each Product in each country in the Territory and to further develop, promote and detail each Product in each country of the Territory pursuant to Article 6.

       (b) The Product Management Committee shall establish one or more operating dedicated sub-teams for the whole Territory directed by the Product Management Committee and consisting of representatives of each party which will meet regularly at mutually agreeable times and locations.

  3.03 (a) One of the sub-teams of subsection 3.02(b), the joint international clinical development team ("Product Clinical Team") shall consist of two (2) permanent representatives of each AMGEN and ROCHE. Each party may replace its representatives at any time, upon written notice to the other party.

       (b) The Product Clinical Team will be responsible to discuss and coordinate the generation and exchange of information and data necessary to obtain and maintain approval of each Product in each country of the Territory, and formulate the strategies, the plans and the programs that should be implemented to most effectively and efficiently obtain such approvals. Illustratively, the Product Clinical Team shall:

       (i) formulate and coordinate plans for the development of data and information necessary to obtain governmental approvals of each Product in each country of the Territory, taking into consideration, if applicable, AMGEN's development plans for the USA and AMGEN's results elaborated in the USA, and

       (ii)coordinate the preparation and the filing of all governmental applications for approvals necessary to distribute and market each Product in each country of the Territory, taking into consideration, if applicable, and using to the extent reasonably possible, AMGEN's clinical development plans as well as any data and submissions to the FDA on each Product.

       (c) The Product Clinical Team shall create and execute a Joint Clinical Research and Development Plan for the Territory ("Clinical R&D Plan") which shall describe the clinical program necessary for the preparation and filing of the first as well as subsequent NDA's in the Territory and any additional studies and/or programs required to support NDA claims and/or to generate scientific publications with due regard for the overall international plan created by AMGEN with input from ROCHE and KIRIN and consideration of pre-clinical and clinical data.

       The Clinical R&D Plan will include the description of:


       (i) clinical strategies, rationale, objectives, general program and study designs, location of studies, principal investigator name, time schedules, number of patients planned, status of studies and program, responsibility for monitoring and data handling and any critical issues and recommendations relative to the clinical development of each Product, and

       (ii)strategies, plans and status of IND, NDA and MAA (or equivalent documents, including EMEA) preparation and submission to governmental authorities to obtain authorization to carry out clinical studies and to obtain from all necessary governmental authorities marketing approval of each Product in each country of the Territory.

       (iii)estimates of costs of implementing the approval Clinical R&D Plan and the AMGEN and ROCHE personnel and external personnel and resources required to execute the approved Clinical R&D Plan.

       (d) The Product Clinical Team shall, inter alia, be responsible for the following issues:

       (i) assuring that the clinical program is carried out to mutually acceptable levels of Good Clinical Practice procedures,

       (ii)preparing and approving individual study protocols, case record forms, final study reports and any other official clinical research documents,

       (iii)establishing and maintaining a compatible international computerized database on an AMGEN-based computer to which ROCHE and AMGEN shall have terminal access.

       (iv)the appropriate collection and transfer of reportable adverse event data to satisfy governmental agencies and post-marketing surveillance throughout the world, and

       (v) creating and proposing to the Product Management
           Committee a detailed clinical budget, monitoring actual expenditures versus budget and proposing appropriate revisions to this budget.
                                  16

       (vi)reviewing and approving the promotional materials of each country in the Territory to ensure compliance with approved labeling.

       (vii)creating an environment in which the clinical development of each Product can be harmoniously and efficiently carried out.

       (e) The provisions of the Clinical R&D Plan and any other R&D matters shall be agreed to by the Product Clinical Team and approved by the Product Management Committee, and if the Product Clinical Team cannot reach a consensus agreement, then the matter(s) in dispute shall be referred to the Product Management Committee.

       (f) In the event that the Product Management Committee is unable to reach a consensus decision on any R&D matter, the President of AMGEN shall be entitled to make the final determination.

  3.04 (a) The other of the sub-teams of subsection 3.02(b), the joint marketing team ("Product Marketing Team") shall also consist of two (2) permanent members of each AMGEN and ROCHE. Each party may replace its representatives at any time, upon written notice to the other party.

       (b) The Product Marketing Team shall have the responsibility for the marketing functions as set forth in Article 6 of this Agreement.

       (c) All items regarding the marketing functions shall be agreed to by the Marketing Team and approved by the Product Management Committee, and if the Product Marketing Team cannot reach a consensus agreement, then the matter(s) in dispute shall be referred to the Product Management Committee.

       (d) In the event that the Product Management Committee is unable to reach a consensus decision on marketing matters, the President of AMGEN shall be entitled to make the final determination.

  3.05 AMGEN and ROCHE shall promptly furnish each other with all Confidential Information in its possession and control with respect to each Product in the Territory, which has not been previously furnished to the other and which may aid the other in performing its responsibilities under this Agreement.

       Moreover, the parties will provide each other, through the Product Clinical Team, with the results of all of its pre-
       clinical and clinical studies on G-CSF throughout the world, and with
                                  17

       (i) quarterly status reports and data on its clinical development efforts with respect to G-CSF outside the Territory to which the other party may not have access otherwise;

       (ii)data and information on animal and human studies relative to G-CSF known to it; and

       (iii)information and data regarding G-CSF which was submitted or will be submitted by ROCHE or its Affiliates, AMGEN or its Affiliates, or KIRIN (to the extent possible according to contractual relations) to governmental authorities throughout all countries of the world outside the Territory to obtain authorization to initiate investigational use in humans and/or to obtain approval to market G-CSF in commercial quantities in such countries, including but not limited to control, pre-clinical and clinical information and data.

  3.06 The results of all clinical studies and experiments with respect to each Product conducted in connection with this Agreement, and related technical information, shall be delivered promptly to AMGEN by ROCHE and to ROCHE by AMGEN, and may be used by each and its Affiliates, as well as KIRIN, in connection with further development and marketing of each Product and applications to governmental authorities throughout the world.

  3.07 In accordance with the Clinical R&D Plan, AMGEN (or in the case of a Second Generation Product that becomes a Product, either AMGEN or ROCHE, as mutually agreed by the parties) shall supply quantities of each Product in a form suitable for clinical trials which would enable the parties to continue to analyze each Product and to initiate and to continue tests including, but not limited to, pharmacological, toxicological, microbiological, and clinical tests on each Product as well as material for formulation tests on the Product which in both the Product Clinical Team's as well as in the Product Marketing Team's reasonable judgment may be necessary to obtain the authorization and the ability to formulate the Finished Product in any country of the Territory as well as to ship and sell each Product in the Territory.

  3.08 AMGEN and ROCHE will promptly seek and use its best efforts to obtain all necessary FDA, EMEA and other applicable governmental authorizations throughout the world required for the party supplying each Product pursuant to Section 3.07 to manufacture, ship and export each Product from the USA (or other country of export) to all countries in the Territory and in Switzerland for the parties to be able to conduct pre-clinical and clinical trials.
                                  18

  3.09 During the Term of this Agreement, each party shall promptly furnish the other party with information concerning unexpected side effects, injury, toxicity or sensitivity reactions or unexpected incidence and severity thereof associated with animal or clinical uses, studies, investigations or tests with each Product, whether or not determined to be attributable to each Product.

  3.10 Each party, free of charge, shall also permit a reasonable number of representatives of the other party to this Agreement or its Affiliates at reasonable time and upon reasonable notice, to observe, review, make copies of, and/or discuss the results of studies and/or submissions (except studies or submissions relating to manufacturing the Bulk Product to the extent not necessary for seeking marketing approval) to the governmental authorities concerning each Product with scientists or clinicians employed by it (or its Affiliates) or doing research under its auspices, at any location mutually agreeable to the parties hereto.


                               ARTICLE 4
                 OWNERSHIP, PREPARATION AND FILING OF
                     EMEA, CPMP, NDA's and MA/V's

  4.01 In connection with its tasks contained in Section 3.03 hereinabove, the Product Clinical Team shall prepare and complete a marketing application and variations for new indications and new galenical forms pursuant to the CPMP/EMEA "bio/high tech" concertation procedure ("MA/V Filing") with respect to each Product for use in each country of the Territory.

       Such MA/V shall contain all data and information deemed necessary to obtain and maintain approval of the respective marketing authorizations (including variations) in each country of the Territory ("Country MA/V") with respect to the indications of each Product agreed upon by the Product Clinical Team.

       Notwithstanding the foregoing, if applicable, the MA/V Filing shall instead be made pursuant to the centralized approval procedure of the EMEA (or other then applicable and
       appropriate procedure) in order to obtain and maintain
       approval of the centrally approval marketing authorization
       (including variations) for the EU (the "EU MA/V").
                                  19


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  4.02 All data, information, results, etc., including Confidential
       Information, contained in the
       *************************************************************
       *******************************, provided, however, that
       *************************************************************
       ************* and all data, information, results, etc., including Confidential Information, as is necessary for ROCHE to perform its duties as set forth in this Agreement and the *********** License.


  4.03 (a) ***** shall have the ********* in the preparation and filing of the
       *************************************************************
       *************************************************************
       ********, respectively, with the respective authorities of the rapporteur country of the Territory and lodged with the CPMP/EMEA secretariat.
       *************************************************************
       ********************************************************,
       respectively, with the respective authorities in each country of the Territory, ************************************.

       (b) ************************, respectively, subject to
       consultation with and approval by the Product Clinical Team, shall be responsible for filing responses to questions and comments received from governmental authorities with respect to Country MA/V's and for filing reports necessary to maintain Country MA/V's.

       In carrying out such responsibilities, AMGEN and its Affiliates, and ROCHE and its Affiliates shall advise the Product Clinical Team of all communications by them with governmental authorities that may be considered significant and shall, if requested by the Product Clinical Team, submit for prior review all proposed filings.

  4.04 (a) AMGEN and ROCHE shall, in principle, attend all meetings, if any, with CPMP, EMEA and other drug regulatory personnel of the EU. AMGEN shall have the lead role in making presentations in such meetings.

       (b) AMGEN and its Affiliates, respectively, subject to consultation with and approval by the Product Clinical Team, shall be responsible for responding to questions and comments received from governmental authorities.

       (c) In the event that the Product Clinical Team or the
       parties are  unable to reach a consensus decision on any
       regulatory matter, AMGEN shall be entitled to make the final determination.
                                  20



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  4.05 (a) With regard to the countries and upon the respective dates set forth in Appendix 2.01 (b):

           (i) the rights and obligations of
           ************************ in Sections 4.03 (a) and (b)
           shall terminate and thereafter the following shall apply in lieu thereof with respect to each Product: ***** shall have the lead role in preparation and filing of the *********** and shall file the *********** in its ****
           with the EMEA (or other than applicable regulatory agency). The parties shall mutually agree on the method of the filing(s), if any, necessary to enable ***** and ***** to sell each Product in the Territory pursuant to the terms of this Agreement. ***** shall be the holder of each **** and *********************************, respectively, subject to consultation with and the approval by the Product Clinical Team, shall be responsible for filing responses to questions and comments received from any and all regulatory authorities with respect to the ***********. Following receipt of the **** or ********************************* will file reports necessary to maintain the MA/V or EU MA/V and respond to inquiries and comments from any and all regulatory authorities. In carrying out such responsibilities, ************************ shall advise the Product Clinical Team of all communications by them with governmental authorities that may be considered significant and shall, if requested by the Product Clinical Team, submit for prior review all proposed filings.

           (ii)all data and documents with respect to a ***************************** shall be handed over by
           ***** to *****, which shall be entitled to use such data and documents for its own purposes and for the purposes of this Agreement.

           (iii)****** shall cooperate with ***** on a timely basis and in every proper way to
           *********************************************************
           ************ to ***** and ***** shall seek, and use its best efforts to obtain, the necessary authorization from the pertinent governmental authorities
           ****************************
                                  21


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           (iv) to the extent necessary, applicable governmental
           authorizations and approvals in the country shall be *********** to the extent permitted by laws and regulations, from ***** to
           ******************************************** for such
           transfer shall be charged to the
           ************************* provided for hereunder.

       Notwithstanding the foregoing, ROCHE shall retain its rights and obligations under this Article 4 with respect to Italy
       (ROCHE-Trademark) (Granulokine(R)) until the Scheduled
       Termination Date.




                               ARTICLE 5
                                SUPPLY

  5.01 With respect to the Territory, AMGEN shall supply ROCHE, ******* and under the terms of this Agreement, with requirements of Finished Product for clinical purposes and Bulk Product for all developmental and commercial purposes for all countries of the Territory and shall obtain authorization form the FDA to manufacture, ship and export from the USA Bulk Product and Finished Product for clinical purposes in and to any appropriate countries of the Territory or Switzerland.

  5.02 (a) For the whole Territory, the Product Marketing Team shall provide AMGEN (i) within **************** of signing this Agreement a preliminary ************ forecast of the total requirements for Bulk Product, and (ii) at least **************** before the beginning of each calendar year with a ********* forecast of the total requirements for the Bulk Product in the respective calendar year.

       (b) Thereafter, a revised estimate of the requirements will be given prior to each calendar quarter for the subsequent four calendar quarters.

       (c) Within *************** before the date ROCHE requires to receive the amount of Bulk Product as per subsections (a) and
       (b) of this Section 5.02, ROCHE shall place firm orders setting forth the quantities of Bulk Product to be supplied by AMGEN.
                                  22

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       (d) ROCHE's firm orders shall specify reasonable delivery
       dates and instructions for shipping and packaging as aforesaid. If there is any inconsistency between any of the terms and conditions of a ROCHE order and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail.

  5.03 AMGEN will manufacture Bulk Product and ROCHE will formulate and fill Finished Product strictly

       (i) in accordance with established written manufacturing procedures and Finished Product specifications according to Current GMP Requirements,



       (ii)which will meet the requirements set forth in accordance with applicable laws and regulations for shipment of the Bulk Product into any of the countries of the Territory or into Switzerland, and

       (iii)which will meet the requirements set forth in all governmental submissions filed by ROCHE or AMGEN with regulatory agencies for the manufacture of the Bulk
           Product into Finished Product.

       Each party shall promptly advise the other party of any new instructions or specifications required by the foreign regulatory agencies and the parties shall confer with respect to the best mode of compliance with such requirements.

  5.04 (a) AMGEN will provide ROCHE with a certificate of analysis for each lot of Product produced. In order to comply with Current GMP Requirements, ROCHE requests and AMGEN agrees to supply ROCHE with all procedures, including SOP's, allowing ROCHE to perform:

       (i) The analyses of the Product upon arrival at ROCHE's designated facility(ies), and

       (ii)The analyses of the finished pharmaceutical form before ROCHE supplies to the trade or the Clinical Research
           Centers.

       (b) On receipt of a delivery of the Bulk Product ordered, ROCHE shall check whether it complies with the specifications. Any discernible non-compliance has to be reported in writing to AMGEN immediately, together with all test data, at the latest within ************* after receipt of the delivery. At the same time ROCHE sends the written notification, ROCHE shall also send to AMGEN a sample of the Bulk Product delivered. Otherwise, it will be assumed that
                                  23


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       the Bulk Product delivered has been approved. In the event of a duly claimed and justified notice of non-compliance, AMGEN shall make good the order by delivering new material.

  5.05 AMGEN will use its best efforts to comply with the sales forecasts, estimates and orders provided for under this Article and to ship Bulk Product in accordance with ROCHE's firm orders, and ROCHE will use its best efforts to formulate and fill Product promptly and efficiently so as to ensure that a sufficient supply of Product is available to commence and continue distribution of the Product in each country of the Territory as soon as reasonably practicable with reasonably adequate inventory. The Bulk Product shall be shipped "DDP (Incoterms 1990)" to ROCHE's facility. In addition, AMGEN shall use its best efforts to have ********************************** to it which can produce an amount of Bulk Product which is at least ******************** over the Product Marketing Team sales estimates for the forthcoming year.

  5.06 Should, at any future time, ROCHE's requirements of Bulk Product exceed the anticipated requirements for a calendar year, ROCHE shall provide AMGEN, as soon as practicable, with reasonable written notice to this effect with an indication of the total amount of such excess requirements. AMGEN shall use its best efforts to supply such excess requirements and shall, within **************** from the receipt of such notice, advise ROCHE in writing as to AMGEN's ability to provide such supply.

  5.07 (a) AMGEN shall furnish ROCHE full descriptions and instructions concerning the methods, formulae and standards to be employed by ROCHE to formulate and fill Finished Product, including such written procedures, flow sheets, specifications for raw materials, packaging materials and finished dosage units as well as in-process control procedures and other process and control data necessary for the formulation and filling of the Finished Products. AMGEN shall provide ROCHE from time to time during the Term of this Agreement with any modifications or supplements to the information previously furnished to ROCHE.

       (b) As far as possible AMGEN is ready, at the request of
       ROCHE, to temporarily delegate AMGEN manufacturing experts to give advice to ROCHE concerning the analytical methods, formulation and filling of the Finished Product and to
       instruct its personnel.
                                  24

  5.08 In the event that the Bulk Product cannot be exported out of the USA and into any of the countries of the Territory or Switzerland to a facility of ROCHE's designation, AMGEN shall be responsible, at its cost, for arranging non-U.S.
       manufacture and shipping of Bulk Product to ROCHE for commercial purposes.

       (a) In the event that AMGEN is unable or unwilling to supply an adequate quantity of Bulk Product from its own facilities or third party facilities, ROCHE will make its manufacturing facilities available to AMGEN for manufacture of Bulk Product with priority equal to its other products.

       (b) Subsection (a) of this Section 5.08 shall apply mutatis mutandis if ROCHE is unable or unwilling to formulate and/or fill or have formulated or filled Finished Product.

  5.09 AMGEN will use its best efforts to arrange for shipment of Bulk Product to ROCHE. If other sources or Product for clinical trials are unavailable, ROCHE will make its manufacturing facilities to AMGEN for manufacture of Product for clinical trials.

  5.10 (a) All of ROCHE's rights and obligations under this Section 5 shall terminate with regard to the countries and upon the respective dates given in Appendix 2.01 (a) and, as from such dates, AMGEN shall manufacture, fill, formulate, ship and otherwise supply and invoice all Finished Product in such countries. Notwithstanding the foregoing, ROCHE shall continue to invoice the Finished Product in Italy (ROCHE-Trademark (Granulokine(R)) only) until the Scheduled Termination Date and in Greece until the time, if any, that AMGEN assumes primary responsibility for marketing the Product in Greece.

       As from the respective dates and countries in Appendix 2.01
       (a) the following provisions shall apply:

           (i) ROCHE's overall bulk supply forecasts and delivery schedules shall be adjusted to exclude Product amounts targeted for the country;

           (ii)ROCHE shall terminate formulating and filling of Finished Product intended to be sold in the country and ROCHE's inventory of Finished Product targeted for such country shall be handled as agreed by the parties;

           (iii)Sales revenues and/or out of pocket expenses as well as direct and indirect internal costs for the country, accrued until such date but not yet received or paid by
       ROCHE, shall be considered to be outstanding.
                                  25

       (b) The parties have agreed that AMGEN will supply requirements for Italy and Greece with formulated, filled and Finished Product on the respective dates set forth in Appendix 2.01 (a), provided that: (1) AMGEN's production and distribution facility in The Netherlands must have been approved as a distribution and production site to the extent required by regulatory requirements in Italy or Greece, as the case may be; (2) Finished Product for Greece and Finished Product (ROCHE - Trademark) (Granulokine(R)) for Italy with ROCHE make-up in accordance with regulatory requirements in Italy or Greece, as the case may be, shall be delivered by AMGEN to ROCHE (CIP) (Incoterms 1990) (ROCHE's warehouse Basel, Switzerland) for shipping and invoicing by ROCHE to customers in Italy or Greece, as the case may be; (3) Finished Product (Neupogen(R)) for Italy with make-up in accordance with regulatory requirements in Italy shall be supplied, delivered, shipped and invoiced by AMGEN as required by arrangements, if any, between AMGEN and any distributor in Italy; and (4) any changes to the then current pack, its size and dimensions, its text on the product, pack and enclosures (i.e.: SmPC and PIL) or other like changes must have been approved in compliance with regulatory requirements in Italy or Greece. In addition, as from AMGEN assuming such supply requirements in Italy (ROCHE-Trademark) (Granulokine(R)) or Greece, the following terms shall apply:

           (i) The Finished Product will be manufactured, formulated and filled according to Current GMP Requirements and will conform to the lot release specifications accepted by the appropriate regulatory authorities and contained in the Country MA/V or EU MA/V (the "Specifications"). ROCHE shall notify AMGEN of any changes to the Specifications required by the rules, regulations or requirements of the appropriate regulatory authorities.

           (ii)AMGEN will provide ROCHE with a certificate of analysis for each lot of Finished Product produced. In order to comply with Current GMP Requirements, ROCHE requests and AMGEN agrees to supply ROCHE with all procedures, including SOP's, allowing ROCHE to perform the analysis of the Finished Product upon arrival at ROCHE's designated warehouse.

           (iii)On receipt of a delivery of the Finished Product ordered, ROCHE shall check whether it complies with the Specifications. Any discernible noncompliance has to be reported in writing to AMGEN immediately, together with all test data, at the latest within six
               (6) weeks after receipt of the delivery. At the same time ROCHE sends the written notification, ROCHE shall also send to AMGEN a sample of the Finished Product delivered. Otherwise, it will be assumed that
                                  26


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               the Finished Product delivered has been approved. In
               the event of a duly claimed and justified notice of non-compliance, AMGEN shall make good the order by delivering new material.

           (iv)AMGEN will use its best efforts to supply Finished Product promptly and efficiently so as to ensure that a sufficient supply of Finished Product is available for distribution as soon as reasonably practicable with reasonably adequate inventory.

           (v) In order to facilitate AMGEN's supply planning, ROCHE shall provide AMGEN during the first month of every calendar quarter with the estimate of ROCHE's requirement of the Finished Product for the next twenty-four (24) months. ROCHE shall furnish AMGEN firm purchase orders for its planned requirements not later than sixty (60) days prior to the requested shipdate. AMGEN may supply but shall not be obligated to supply in any one month more than fifty percent
               (50%) of ROCHE's quarterly estimate.

           (vi)Pricing for the Finished Product delivered by AMGEN to ROCHE will be established annually by the parties, but shall include
               ************************************ and ***********
               for the ****************. Freight and insurance will be paid for by AMGEN but included in AMGEN's variable costs. ROCHE's payment for Finished Product shall be made not later than **************** following ROCHE's receipt of delivery.

  5.11 Notwithstanding anything in this Article 5 and in lieu of the foregoing provisions, the following shall apply to the supply of any Second Generation Product that becomes a Product pursuant to the terms of Section 2.03 hereof:

       (a) Clinical Supply. The clinical supply of the Product shall be manufactured and supplied at cost by AMGEN or ROCHE as mutually agreed and shall be subject to provisions of Section 3.07 and 3.08.

       (b) Commercial Supply. If the Product is the ***** Product, the parties shall negotiate an agreement with *********** pursuant to which *********** will enter into a definitive agreement with either AMGEN or ROCHE to manufacture the Bulk Product for the Territory and supply it to AMGEN for formulation, filling, labeling and packaging by AMGEN into Finished Product. If the Product is not the ***** Product, AMGEN shall manufacture, formulate, fill, label and package into Finished Product. In either case, AMGEN shall invoice (except as specified in Section 2.03(f)) and distribute the Finished Product.

       (c) Standards of Supply. Bulk Product will be manufactured and Finished Product formulated and filled strictly:

               (i)in accordance with established written
                  manufacturing procedures and Finished Product specifications according to Current GMP
                  Requirements,

               (ii)which will meet the requirements set forth in
                  accordance with applicable laws and regulations for shipment of the Bulk Product or Finished Product into any countries of the Territory or into Switzerland, and

               (iii)which will meet the requirements set forth in
                  all governmental submissions by AMGEN with regulatory agencies for the manufacture of the Bulk Product into Finished Product.


                               ARTICLE 6
                               MARKETING

  6.01 (a) ROCHE and AMGEN shall use best efforts consistent with accepted pharmaceutical business practices and legal requirements to deploy their sales forces to promote and detail each Product in the Territory on a country-by-country basis in such manner and with such expedition as they would have adopted in launching, promoting, detailing, selling and marketing a pharmaceutical product of their own innovation and consistent with the approved country Marketing Plan.

       (b) AMGEN shall use its best efforts consistent with accepted pharmaceutical business practices and legal requirements:

           (i) to build a new organization in particular countries of the Territory which can perform AMGEN's responsibilities hereunder;

           (ii)to promote, detail, sell and market each Product in each country in the Territory in which it has a sales force.

  6.02 (a) In developing a marketing strategy, the Product Marketing Team will review and approve the promotion, detailing and marketing plans of the Product in the Territory and the strategies and programs to maximize sales of each Product in each country of the Territory.
                                  28









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       Illustratively, the Product Marketing Team shall

       (i) using any AMGEN core program as a guide, review and approve the prelaunch activities and the launch plans of each Product in each country in the Territory; and

       (ii)make suggestions for continuing promotion and detailing efforts with respect to each Product in the Territory, taking into account AMGEN's experience inside and outside the Territory;

       (iii)ensure the exchange of promotional material and experiences, both within and outside the Territory.

       (b) In each country of the Territory, on a country-by-country basis, ROCHE will have the final responsibility, with the cooperation and assistance of AMGEN, over marketing matters provided however, after *************** and upon ****************************** notice to ROCHE prior to the beginning of a ************************, AMGEN may assume such final responsibility and control for such


       ************************ and ****************** thereafter in
       Greece or any  new EU country.

       ROCHE's rights and obligations to assume final responsibility and control over marketing matters for each Product has or will terminate with regard to the countries and upon the respective dates set forth Appendix 6.02 (b) and AMGEN has or shall therefore assume such final responsibility and control in such countries and as of such dates, however ROCHE shall continue to participate in the Product Marketing Team as it has done before except that ROCHE will not have final responsibility and control thereover.

       (c) The Product Marketing Team shall meet annually in the Territory or in Switzerland in order to review marketing plans for specified periods for the Territory ("Marketing
       Plan").

       A Marketing Plan generally consists of the following elements:

       (i) Prerequisites

             - Product Profile
             - Patent Status
             - Trade Mark
             - Price and Reimbursement
             - Packaging
             - Manufacturing and Logistics
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       (ii)  Targets

             - Unit Sales
             - Market Share

       (iii) Strategy/Objectives

             - Positioning (in therapy)
             - Target Audience
             - Media Selection
             - Marketing Investment

       (iv)  Implementation

             - Priority in Relation to Other Products
             - Time Table
             - Field Staff (training, sales-time, incentives)
             - Medical Marketing and Publications
             - Congresses, Symposia, Round-Tables
             - Sampling
             - Journal Advertising
             - Direct Mail
             - Public Relations



       (v) Budget

       (d) The provisions of the Marketing Plan shall be reviewed by the Product Marketing Team and approved by the Product
       Management Committee, and if the Product Marketing Team cannot reach a consensus agreement, then the matters in dispute shall be referred to the Product Management
       Committee.

       (e) ROCHE shall have the final responsibility for the Marketing Plan; provided, however, that after *************** and upon ****************************** notice to ROCHE prior to the beginning of a ************************, AMGEN may assume such final responsibility and control over the Marketing Plan for each Product for such ************************ and ****************** thereafter in
       Greece or any new EU country.

       All of ROCHE's rights and obligations to assume final responsibility for the Marketing Plan for each Product has or will terminate with regard to the countries and upon the respective dates given in Appendix 6.02 (b) and AMGEN has or shall therefore assume such final responsibility and control in such countries and on such dates, however ROCHE shall continue to participate in developing and formulating the Marketing Plan in that country as it has done before except that ROCHE will not have final responsibility and control thereover.
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       (f) Notwithstanding who has final responsibility or control, a party shall have the right to comment upon and make marketing recommendations to the other party regarding the other party's activities under this Agreement, which recommendations the other party shall thoroughly evaluate and consider, taking into account the other party's expertise and experience.

  6.03 In each country in the Territory and subject to any other provision of this Agreement, each party will provide the other with all information helpful for the detailing and promotion of each Product within a reasonable time after such information becomes known to the party, provided such information is not received under a secrecy obligation to a third party or is otherwise restricted.

  6.04 ************************* in which
       *********************************************************,
       ROCHE and AMGEN shall create and develop through the Product Marketing Team and under the guidance and supervision of the Product Management Committee, respectively, core sales and promotional materials relating to each Product for distribution to independent third parties of the medical and health community in the Territory. In so doing, any AMGEN core program shall be considered.

       AMGEN and ROCHE may each develop promotional or sales training materials intended to be used outside the Territory and, if such materials are used (or adapted for use) in the Territory with the prior approval of the Product Marketing Team, charge an appropriate portion of the related costs to the Operating Profit and Operating Loss account hereunder. To the extent that materials developed for the Territory are modified and used outside the Territory, the party using such materials outside the Territory shall pay or reimburse to the AMGEN/ROCHE Operating Profit or Loss ten percent (10%) of the costs incurred in developing such materials for the Territory.

       ROCHE's Affiliates are requested to use such core materials as much as possible but are free to adapt them as they see fit. With just cause, ROCHE's Affiliates can develop their own materials which will be submitted for review to the Product Marketing Team.

       ROCHE shall provide AMGEN through the Product Marketing Team and the Product Management Committee, respectively, with such materials, in amounts which are reasonable under the terms of the Marketing Plan for the promotion and detailing by AMGEN in cooperation with ROCHE in a given country to members of
                                  31


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       the medical and health community. It is understood that AMGEN shall supply, **************, to ROCHE samples of sales and promotional material which AMGEN intends to use outside the Territory so that ROCHE, with the assistance and cooperation of AMGEN through the Product Marketing Team and the Product Management Committee, respectively, may at its discretion modify or have modified the material and distribute it to members of the medical and health community in the Territory; the same applies to samples of promotional material being created by ROCHE outside the Territory.

       This Subsection 6.04 shall apply mutatis mutandis should AMGEN assume final responsibility in a country.

  6.05 Neither party shall have any responsibility for the hiring, firing or compensation of the other party's employees or for any employee benefits. No employee or representative of a party shall have any authority to bind or obligate the other party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other party without said party's authorized written approval.


  6.06 All of the transition dates referenced in Appendices 2.01 (a) and (b) shall apply as from such dates regardless of any delay or inability to transfer any government authorizations or approvals on or prior to any such dates; provided, however, that in the event that any required MA/V's cannot be transferred as of any such dates through no fault of ROCHE, then AMGEN shall defend ROCHE, its agents, directors, officers and employees ("Representatives") at its cost and expense, and will indemnify and hold harmless ROCHE and its Representatives from and against any and all claims for losses, costs, damages, fees or expenses incurred by ROCHE as the MA/V holder to the extent they arise out of or in connection with any action or failure to act by AMGEN. Any such claim shall be controlled by the provisions of Section
       9.02 (c) hereof.

       As from the Effective Date, ROCHE's sales force shall continue active participation at a reduced level. The parties shall, as part of the annual budget process, determine the specific participation and role of the ROCHE sales force on a country-by-country basis. If the parties are unable to reach a consensus determination, the President of AMGEN shall be entitled to make the final determination. The parties have agreed to the level of ROCHE's sales force participation for 1997 and 1998, with a copy of the 1998 participation set forth in Appendix 6.06. Beginning in 1998 and thereafter, the level of ROCHE's sales force participation in the Territory
                                   32
       as a whole (aggregating the ROCHE sales forces for all Products in all countries in the Territory) shall roughly approximate ROCHE's then current profit participation in
       Article 7; provided however, that the ROCHE sales force participation for all Products shall not exceed the level already established for 1997 on a country-by-country basis.

       Notwithstanding the foregoing, following a proposal by ROCHE to AMGEN of reasonable proposed plans acceptable to AMGEN (with acceptance by AMGEN not to be withheld arbitrarily) to include a sales force non-billable to the Operating Profit or Loss for any Product in any country of the Territory, ROCHE shall be entitled to have a sales force for any such Product in any country in the Territory if and for so long as: (1) it bears all of the costs (direct and indirect) associated therewith (i.e. - such costs are not included in the Operating Profit or Loss), (2) the activities of such sales force are consistent with the approved applicable country Marketing Plans and (3) any and all sales of each such Product by such sales force are included in the Operating Profit or Loss.

       Notwithstanding anything in this Agreement, with regard to the participation rights conferred upon ROCHE in Articles 2 through 6 of this Agreement neither AMGEN nor the Operating


       Profit or Loss shall bear any direct or indirect costs (i.e.
       - such costs are not included in the Operating Profit or
       Loss) relating to or in connection with any of such rights, except those costs reasonably necessary to support the agreed ROCHE sales force charged to the Operating Profit or Loss.

  6.07 The following provisions of Sections 6.07 (a) and (b) shall apply on a country-by-country basis only with respect to and during the period in which ROCHE maintains a sales force in that country billable to the Operating Profit or Loss (or non-billable if AMGEN agrees that such provisions shall not apply) and in all other countries each Product shall be presented solely as an AMGEN product:

       (a) With respect to each Product, AMGEN and ROCHE will be presented and described, by each party hereto, to the medical and paramedical communities, investors, the press and the trade as joining in the development, detailing and promotion of each Product in the Territory, and all written information (including, but not limited to, educational materials, journal advertisements, direct mail, sales pieces and other promotional material) and, to the extent practicable, all oral information, disseminated or presented, respectively, to such communities and trade regarding the detailing and promoting of each Product in the Territory will state this
                                  33



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       collaboration. Neither party shall distribute or have
       distributed any such information which bears the name of the other without the prior written approval of the other, which approval shall not be unreasonably withheld. Major public announcements, especially those of regulatory filing and approvals, will include the names of both AMGEN and ROCHE and will recognize the innovative role of AMGEN, the important contributions of ROCHE and the joint AMGEN/ROCHE efforts to complete registration and launch. Each Product shall be represented solely as an AMGEN/ROCHE product.

       (b) When packaged, and to the extent permitted under the law of each country of the Territory, each Product will bear the Trademark and the label of AMGEN/ROCHE.

       (c) Each party at its option may issue press releases or other public announcements relating to each Product or the Agreement contemplated by this Agreement, provided, however, that without the prior approval of the other party, neither party shall issue a press release or public announcement which has, as a major focus, either the joint development, detailing and promotion of any Product in the Territory or such agreement, which approval shall not be unreasonably withheld. Moreover, neither party may issue a press release or other public announcement which mentions the other party by name, without the prior written approval of the other party, which approval shall not be unreasonably withheld.
       Notwithstanding the foregoing, either party may issue such press releases or make such public disclosures as may be required by law or regulation.


                               ARTICLE 7
                             COMPENSATION

  7.01 (a) In each calendar year during the Term of this Agreement, AMGEN and ROCHE shall share on the
       *************************************************************
       ****************, the **************** or ************** for
       each Product for such calendar year for each country in the Territory.


           ****           *****            *****

           ****             **               **
           ****             **               **
           ****             **               **
           ******           **               **
           *********
           ****************

                                  34
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       (b) "****************" or "**************" for each Product in a country is determined and further defined in the Supplementary Agreement and shall be calculated and converted into Swiss francs prior to the Effective Date and shall be calculated and converted into U.S. Dollars thereafter.

       (c) In determining **************** or
       ************************************* be considered an
       *************************************** with respect to G-CSF shall mean *************************************** on account of ********* in a country in the Territory in a calendar year, which ******* is payable by ***** for the calendar year to *************** in respect of the making, use or sale of G-CSF in or for any country in the Territory. *********************** with respect to a Second Generation Product that becomes a Product pursuant to Section 2.03 shall mean *************************************** on account of
       *********************** in the case the Product is the *****
       Product) in a country in the Territory in a calendar year, which ******* is payable by ***** or ***** (including the ********* payable to *********** set forth in Section 2.03
       (e) necessary to ******************** under the ***********
       License) to any *********** in respect of the making, use or sale of the Product for any country in the Territory.


       The ********************* paid prior to the Effective Date
       (specified as a percentage of *********) included the following:

           Party                           *******

           *****************                ****
           ***********************          **
           *******************               ***

       The ********************* payable on and after the Effective Date shall include, but not be limited to, the following
       ********* (specified as a percentage of *********):

           Party                           *******

           *****************               ***********************
           ***************************************************
                                               ************
           *******                        **********************
           ********                        ****
           ***********************         **
                                  35






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       Notwithstanding the foregoing, no other ********* payable to
       ******************* shall be considered *********************
       included in *************** (i.e. ***************** not to exceed ***), unless otherwise negotiated between the parties pursuant to Sections 2.03 (c) or 2.03 (d).

           Each party will provide documentation satisfactory to the other to confirm to such other party's reasonable satisfaction that the ******* payments to such ************* for a calendar year are required pursuant to agreements in respect of the making, use or sale of each Product in or for any country in the Territory in the given calendar year.
       *************************************************************
       *************************************************************
       ***************************************************.

       (d) As from the Effective Date, in determining ************************, included in *************** shall be ***************************** incurred by ***** in the
       Territory (and outside the Territory to the extent benefiting potential sales reasonably expected by both parties of the Product in the Territory) for all indications of each Product. Included in such ***** shall be the following ***** incurred after the Effective Date, some of which were previously considered ************:
       *************************************************************


       ************************** shall consult with ***** prior to incurring any ********************************** in
       connection with formulation and fill and supply activities.


                               ARTICLE 8
                         REPORTS AND PAYMENTS

  8.01 During the Term of this Agreement, each party shall provide to the other party the necessary information so that ************************ may be calculated. Each local ROCHE Affiliate or AMGEN Affiliate, respectively, will send to ROCHE and AMGEN, respectively, the *******************************. ROCHE and AMGEN,
       respectively, will each calculate the
       ***************************. The respective
       **************************** by Affiliate and total
       ************* will be exchanged within one hundred and twenty
       (120) days after the end of each calendar year between AMGEN and ROCHE. AMGEN/ROCHE ************************* will be
       *************************************************************
       ************************** and approved by the party not
       responsible for ************* within **************** upon receipt thereof.
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       Resulting estimated *************************************
       calculated in accordance with Section 7.01 will be settled and paid according to the following schedule:

       (a) ********* settlements will be made based on ******************************************* based on the pro rata budget for said quarter, as determined by party responsible for reporting. A respective country will be settled on a ********* basis if the country's ********************** do not exceed significantly the ****************************** of all countries in the
       Territory.   Cash transfer in connection with the *********
       settlements will take place **************** after the end of each *******.

       (b) ********************************** will be made based on the ************************ as outlined in the Supplementary Agreement and will consider the prevailing *********
       settlements.   Cash transfer in connection with the
       ********************************** will take place within
       ******** after ******* and *********** of the respective
       calendar year.

  8.02 As from the Effective Date, all sums due to a party under this Agreement will be payable by the other party in U.S.
       Dollars to the following address:


       For AMGEN:
           AMGEN INC.
           1840 DeHavilland Drive
           Thousand Oaks, California 91320 U.S.A.

       For ROCHE:
           F. HOFFMANN-LA ROCHE LTD
           Grenzacherstrasse 124
           CH-4070 Basel, Switzerland

       or any other place or bank account as AMGEN or ROCHE may designate in writing. Since sales may be made in another currency, conversion of sales and Operating Costs and Expenses to Swiss francs prior to the Effective Date and U.S. Dollars thereafter shall be at rates determined in accordance with the Supplementary Agreement calculated by ROCHE through the 1997 calendar year and AMGEN thereafter, provided that such rates and methodology shall be subject to both parties reasonable approval.
                                  37

  8.03 Further, if a law or governmental regulation should require withholding of taxes, said taxes will be deducted from such remitted amount and will be paid to the proper taxing authority, and proof of payment will be secured and sent to the party receiving the amount as evidence of such payment in such form as required by the tax authorities have in jurisdiction thereover.

  8.04 Auditing of ROCHE's books and records will be accomplished by ROCHE's internal auditors and will be documented by means of certification from the internal audit staff. In addition, the workpapers of the AMGEN/ROCHE consolidation will be available to AMGEN's auditors.

       Auditing of AMGEN's books and records will be accomplished by AMGEN's internal auditors and will be documented by means of certification from the internal audit staff. In addition, the workpapers of the AMGEN/ROCHE consolidation will be available to ROCHE's auditors.


                               ARTICLE 9
                    WARRANTIES AND INDEMNIFICATION

  9.01 Each party warrants and represents to the other that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations under this Agreement.

  9.02 (a) During the Term of this Agreement, each party will provide through self insurance or a combination of self insurance and commercially placed insurance coverage in respect of product liability. The terms of any insurance coverage shall include insurance against the obligations assumed by the parties hereunder. Evidence of the existence and continuation of such insurance shall be provided, upon written request, to the other party annually and at such other times as the other party may reasonably request. A party shall notify the other of any cancellation of or material change in any such insurance arrangements prior, if possible, to such cancellation or material change, but in any event, as soon as possible.

       (b) ROCHE shall defend AMGEN, its agents, directors, officers and employees at its cost and expense, and will indemnify and hold harmless AMGEN, its agents, directors, officers and employees from and against any and all claims for losses, costs, damages, fees or expenses to the extent they arise out of or in connection with ROCHE's manufacture or distribution of each Product and/or delivery of the Product to AMGEN, provided that the foregoing indemnity shall not apply to the extent that any actual or alleged losses, costs, damages, fees or expenses are specifically and proximately due to AMGEN's failure to properly manufacture and/or delivery the
                                  38

       Bulk Product. In the event of any such claim against AMGEN or any agent, director, officer or employee, AMGEN shall promptly notify ROCHE in writing of the claim and ROCHE shall manage and control, at its sole expense, the defense of the claim and its settlement. AMGEN shall cooperate with ROCHE and may, at its option an expense, be represented in any such action or proceeding. ROCHE shall not be liable for any litigation costs or expenses incurred be AMGEN without ROCHE's written authorization.

       (c) AMGEN shall defend ROCHE, its agents, directors, officers and employees at its cost and expense, and will indemnify and hold harmless ROCHE, its agents, directors, officers and employees from and against any and all claims for losses, costs, damages, fees or expenses to the extent they arise out of or in connection with AMGEN's manufacture or distribution of each Product and/or delivery of the Product to ROCHE. In the event of any such claim against ROCHE or any agent, director, officer or employee, ROCHE shall promptly notify AMGEN in writing of the claim and AMGEN shall manage and control, at its sole expense, the defense of the claim and its settlement. ROCHE shall cooperate with AMGEN and may, at its option and expense, be represented in any such action or proceeding. AMGEN shall not be liable for any litigation costs or expenses incurred be ROCHE without AMGEN's written authorization.


                              ARTICLE 10
                   PATENT AND TRADEMARK INFRINGEMENT

  10.01 (a) In the event that AMGEN or ROCHE become aware of any infringement by a third party of any Trademark or Patents,


       each party shall inform the other in writing of all available evidence and details available concerning said infringement. AMGEN and ROCHE shall then consult with each other as to the best manner in which to proceed. AMGEN shall have the sole right but not the obligation to bring, defend, maintain any appropriate suit or action or to control the conduct thereof against the infringer. If ROCHE agrees to equally share all expenses, ROCHE shall also share the recoveries due to any such action. If ROCHE does not agree to share all expenses, AMGEN will receive all recoveries due to any such action. If AMGEN requests ROCHE to join AMGEN in such suit or action, ROCHE shall execute all papers and perform such other acts as may be reasonably required. Should AMGEN lack standing to bring any such action, then AMGEN may ask ROCHE to do so. If ROCHE elects to bring suit, AMGEN shall cooperate with ROCHE in conducting the suit and the parties shall share expenses and recoveries equally.
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       (b) If AMGEN fails to bring legal action or terminate an
       infringing activity within nine (9) months of notification of infringing activity, ROCHE shall have the right but not the obligation to bring suit against the infringer in the country of the Territory. If ROCHE elects to bring suit, AMGEN shall cooperate with ROCHE in conducting the suit and the parties shall share expenses and recoveries equally.

  10.02 In the event that AMGEN and/or ROCHE are sued or threatened with suit by a third party who claims that the manufacture, use or sale of any Product is an infringement of one or more claims of a patent owned by the third party, the parties shall consult with each other as to the best manner to proceed. ROCHE and AMGEN agree to equally share the costs of such suit or threatened suit. If the settlement of a lawsuit or threatened lawsuit or other action requires any payments or license in order to manufacture, use or sell any Product, AMGEN and ROCHE agree to equally share any such payments and/or license fees including royalties.


                              ARTICLE 11
                         TERM AND TERMINATION

  11.01 Either party may terminate this Agreement for "Good Cause" (as defined in Section 11.03 below), on a country-by-country basis, effective at any time after providing **************** written notice; provided that the other party shall have an opportunity to cure any defect or omission during such ************** period. Should such cure be effected, such notice with respect to such Good Cause shall be null and void.

       Should the Agreement be terminated in a country by ***** for Good Cause,

       (i) ***** shall receive its share of **************** or pay its share of ************** for that country under Section **** for the calendar year in which termination occurs,

       (ii)For subsequent years, ***** shall receive or pay the ************************************************* it
           would have received for that country in accordance with Section ******* if ****************************.

       Should the Agreement be terminated in a country by ***** for
       Good Cause,
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       (i) ***** shall receive the amount in U.S. Dollars in that country up to and including the
           ********************************************,

       (ii)*** shall receive
           **************************************************** for
           that country.

  11.02(a) "Good Cause" shall include

       (i) the failure of the other party to comply with any of its material obligations contained in this Agreement in a country of the Territory;

       (ii)any action or proceeding before any court or governmental agency or other regulatory or administrative agency or commission, by any governmental or other regulatory or administrative agency or commission or by any other person, successfully challenging this Agreement or the relationship or actions of the parties contemplated hereby or otherwise materially and adversely affecting the business or property (including the goodwill and business reputation and character) of a party hereto;

       (iii)termination (a) by ROCHE or Hoffmann-La Roche Inc. for any reason, or (b) by AMGEN due to the failure of ROCHE or any Affiliate of ROCHE (including but not limited to Hoffmann-La Roche Inc.) to comply with any of its or their material obligations contained therein, of either of the License Agreements of even date herewith with respect to the **************************; or



       (iv)(a) ROCHE's failure to obtain ************* consent to the sublicense referred to in Section 2.03 (b) ; or

           (b) ROCHE's subsequent termination of such sublicense; or

           (c) termination of the *********** License by ROCHE; or

           (d) termination of the *********** License by *********** due to the failure of ROCHE or any Affiliate of ROCHE to comply with any of its or their material obligations thereunder through no fault of AMGEN; provided, however, that in such event termination of this Agreement shall not effective until fault is established or mutually agreed, but if it is established or agreed that AMGEN is not at fault then termination shall be effective retroactive to the date AMGEN provided ROCHE with notice of termination and ROCHE shall receive only its share of Operating Profit or Loss up to and including the calendar month of the date of notice of termination.
                                   41

  11.03 Any other provision of this Agreement notwithstanding, termination of this Agreement for Good Cause shall be without prejudice to

       (i) any remedies which either party may then or thereafter have hereunder or at law; and

       (ii)either party's right to obtain performance of any obligations provided for in this Agreement which survive termination by their terms or by a fair interpretation of this Agreement.


                              ARTICLE 12
                             MISCELLANEOUS

  12.01(a) This Agreement shall be governed by and interpreted under the laws of England and the regulations of the EU.

       (b) In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the parties shall try to settle those conflicts amicably between themselves.

       (c) Should they fail to agree, any controversy, dispute or claim which may arise out of or in connection with this Agreement, or the breach, termination or validity thereof, shall be settled by final and binding arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce (Paris) as hereinafter provided:

       (i) The Arbitration Tribunal shall consist of three arbitrators. Each party shall nominate in the request for arbitration and the answer thereto one arbitrator and the two arbitrators so named will then jointly appoint the third arbitrator as chairman of the Arbitration Tribunal. If one party fails to nominate its arbitrator or, if the parties' arbitrators cannot agree on the person to be named as chairman within sixty (60) days, the Court of Arbitration of the International Chamber of Commerce shall make the necessary appointments for arbitrator or chairman.

       (ii)The place of arbitration shall be in London, England, and the arbitration procedure shall be held in English. The procedural law of the place of arbitration shall apply where the said Rules are silent.

       (iii)The award of the  Arbitration Tribunal shall be final and judgment upon such an award may be entered in any
           competent court or application may be made to any
           competent court for judicial acceptance of such an award and order of enforcement.
                                  42

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


  12.02    For a period commencing September 26, 1988 and ending
       ************** from the termination or expiration of this
       Agreement:

       (a) each party agrees not to use Confidential Information furnished by the other party for any purpose inconsistent with this Agreement; and

       (b) each party will treat Confidential Information furnished by the other party as if it were its own proprietary information and will not disclose it to any third party other than its Affiliates or consultants without the prior written consent of the other party who furnished such information; provided, however, that such Confidential Information may be disclosed if in the reasonable opinion of recipient's counsel such disclosure is necessary to comply with the requirements of any law, governmental order (including a court order) or regulation. Recipient shall notify and consult with the disclosing party prior to such disclosure of information. Prior to the oral or written presentation or submission for publication of any data or information with respect to a Product or Second Generation Product being evaluated, developed or commercialized for the Territory, each party will provide a copy of the proposed presentation or publication to the other party for review. If the data or information relates to the ***** Product or is covered by the *********** Patents then it shall also be submitted to *********** for review. The proposed manuscript, presentation outline or other information shall be submitted to the reviewing party as soon as practicable but in no event less then fifteen (15) days prior to the proposed presentation or publication. The parties will cooperate and, if necessary, delay the publication or presentation to permit patent filing and any other protections to be instituted to protect any such proposed disclosure before the disclosure occurs. Upon request, the presenting or publishing party will remove any Confidential Information belonging to the other party from any presentation or publication.

  12.03 A party shall be relieved of any and all of the obligations of Section 12.02 with respect to a specific item of Confidential Information if:

       (a) such Confidential Information was known to the party receiving the Confidential Information prior to receipt from the disclosing party; or

       (b) such Confidential Information was at the time of
       disclosure to the party receiving the Confidential
       Information generally available to the public or which became
                                  43

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


       generally available to the public through no fault attributable to the party receiving the Confidential
       Information; or

       (c) such Confidential Information was made available to the party receiving the Confidential Information for its use or disclosure from any third person who was at the time of transmitting such Confidential Information not under a non-disclosure obligation to the other party.

  12.04 During the Term of this Agreement and for ********* thereafter, for a period of ****************** immediately after voluntary or involuntary termination of an employee who was involved in promoting or detailing each Product for a party to this Agreement, the other party to the Agreement shall not engage such former employee in any work or other activity (whether as consultant, employee or otherwise), involving promoting, detailing or marketing each Product for such other party, without the prior written approval of the party who was the employer of the former employee.

  12.05 This Agreement shall be binding upon, and shall inure to the benefit of successors to a party hereto, provided however, that neither this Agreement nor any of the rights or obligations hereunder shall be assignable without the prior written consent of both parties.

  12.06 Any notice required to be given hereunder shall be considered properly given if sent by certified mail, return receipt requested, to the respective address of each party as follows:

           F. Hoffmann-La ROCHE Ltd
           Grenzacherstrasse 124


           CH-4070 Basel, Switzerland
           Attention: Corporate Law Department

       and

           AMGEN Inc.
           1840 DeHavilland Drive
           Thousand Oaks, California 91320 U.S.A.
           Attention: Corporate Secretary

       with a copy to:

           AMGEN (Europe) AG
           Alpenquai 30
           6002 Luzern, Switzerland
           Attention: Vice President, Europe
                                  44
       or such other address as the addressee shall have last furnished in writing in accordance with this provision to the addresser.

  12.07 If any provision of this Agreement is held to be invalid, such invalidity shall not affect the validity of the remaining provisions.

  12.08 In the event that either party is prevented from performing or is unable to perform any of its obligations under this Agreement due to any act of God, fire, casualty, flood, war, strike, lockout, failure of public utilities, injunction or any act, exercise, assertion or requirement of governmental authority, including any governmental law, order, regulation permanently or temporarily prohibiting or reducing the level of research, development or production work hereunder or the manufacture, use or sale of Product, epidemic, destruction of production facilities, riots, insurrection, inability to procure or use materials, labor, equipment, transportation or energy sufficient to meet experimentation or manufacturing needs; or any other cause beyond the reasonable control of the party invoking this
       Section 12.08 provided such party shall have used its best efforts to avoid such occurrence; such party shall give notice to the other party in writing promptly, and thereupon the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

  12.09 The waiver by either party of a breach or a default of any provision of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such party.


  12.10 In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.

  12.11 All captions hereunder are for convenience only and shall not be interpreted as having any substantive meaning.

  12.12 All covenants, agreements, representations and warranties made hereunder shall be deemed to have been relied upon notwithstanding any investigation heretofore or hereafter made and shall survive the execution of this Agreement.
                                  45

  12.13 This Agreement (including all Appendices attached hereto which shall be considered part of this Agreement) constitutes the complete and final agreement between the parties hereto with respect to the within subject matter for the Territory and cancels and supersedes all prior negotiations, correspondence, understanding and agreements, whether written or oral, respecting the subject matter thereof. This Agreement may be changed only in writing signed by properly authorized representatives of AMGEN and ROCHE. Any inconsistency between this Agreement and the Supplementary Agreement shall be construed in favor of this Agreement.

  12.14 This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one party but all such counterparts taken together shall constitute one and the same agreement.

  12.15 This Agreement is not intended to create a partnership and except as expressly set forth herein neither party shall have the power or authority to bind or obligate the other party.

  IN WITNESS WHEREOF, AMGEN INC. AND F. HOFFMANN-LA ROCHE LTD, have caused this Agreement to be duly executed by their authorized representatives, in duplicate on the dates written herein below.


  Thousand Oaks, California,      AMGEN INC.

  January 26 , 1998               By:  /s/Kevin Sharer

                                  Its:  President


  Basel, Switzerland,             F. HOFFMANN-LA ROCHE LTD

  January 26 , 1998               By:  /s/Erich Platzer

                                  Its:  Business Manager, Oncology
                                  46

                                                        Appendix 1.14


                      SUPPLEMENTARY AGREEMENT TO
                     AGREEMENT ON G-CSF IN THE EC
                                BETWEEN
                              AMGEN INC.
                                  AND
               F. HOFFMAN-LA ROCHE & CO. LIMITED COMPANY


       This document is the Supplementary Agreement regarding the definition of Operating Profit or Operating Loss referred to in Articles 1.18, 1.19 and 7.01(a) of the Agreement on G-CSF in the EC (European Community) between F. Hoffmann-LaRoche & Co. Limited Company (Roche) and Amgen Inc. (Amgen), dated September 26, 1988. In addition, this supplementary agreement covers the financial planning, accounting policies and procedures to be followed in determining the Operating Profit and or Loss and related sharing of profit and expenses. For purposes of this agreement the consolidated accounting of operations will be referred to as AMRO.

  1.   Principles of Reporting

       The presentation of results of operations will follow the Roche format of presentation used for distribution to management, which is as follows:

            Sales
            Sales Deductions
            Cost of Goods Sold

            Fixed Production Costs
            Commercial Services
            Research and Development

            Other Operating Inc./Exp.
            Technical Services
            Administration

            Operating Profit (Loss)



       Amgen will make the appropriate adjustments to its financial statements to conform to the Roche format of reporting results of operations.

  2.   Frequency of Reporting

       Reporting of AMRO will be done twice a year, at the end of 6 months and the end of 12 months. The fiscal year of the venture will be a calendar year.
                                     47

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


       On an interim basis Roche will supply Amgen with certain information:

            Sales in units, local currency and Swiss francs will be reported monthly by country.

            Key events such as -
                 Start of clinical trials;
                 Seminars/Congresses attended or held;
                 Filings of regulatory documents;
                 Approvals by regulatory agencies;
            will be reported as they occur.

            Amgen's European Chief Financial Officer or designee will meet regularly with Roche's designated financial controller to review:

                 Performance Information
                 Actual Results
                 Latest Estimates

       Consolidated results of operations will be prepared in accordance with the calendar of financial reporting used by Roche.

  3.   Budgeting

       The financial responsibility for the budget will rest with the G-CSF Clinical team and G-CSF Marketing team with final approval by the G-CSF Management Committee. The timing of planning will conform to Roche's planning cycle. In broad terms a preliminary budget will be due at ******* headquarters in ***** on **********. Consolidation will be completed in November and budget approved in December.

       Budgets will be prepared on an annual basis. Sales will be the only element of the financial plan which will be planned on a monthly basis.



       Budgets will be supplemented with detailed business plans for clinical trials, registrations applications, and detailed plans for product introduction.

       Budget variances and performance analysis will be done in the local currency of the country in question. Budgets, as stated in local currency, cannot be exceeded without formal approval by the G-CSF Management Committee.

       The Management Committee may adjust the budget during the
       course of the year.
                                  48

  4.   Definitions

            Sales -
                 Amounts invoiced to third parties
                 Less:  Returns and credits
                        Rebates
                        Volume discounts
                        Sales taxes/other taxes related to sales

            Sales deductions -

                 Consists of direct and variable expenses incurred in the distribution of goods and services sold.
                 Which includes:

                      Outward freight (all outward expenses for freight in connection with the distribution of goods sold)
                      Transportation insurance
                      Packing materials (for dispatch of goods sold such as boxes, drums, etc.)
                      Other direct distribution expenses

            Cost of Goods Sold -

                 Cost of goods sold consists of the direct production costs which include the following:

                      Raw materials
                      Packaging materials
                      Auxiliary materials
                      Outside contractors
                      Personnel costs (Salary and Wages)
                      Energy (Variable cost)
                      Workshop (Repairs and maintenance)
                         (Variable cost primarily preventative
                         maintenance)
                      Quality control (Variable cost-related to
                         product testing)
                      Waste disposal (Variable cost)

            Fixed Production Costs -


                 Fixed production costs will include those manufacturing costs which are period costs and do not vary based on production volume. These costs include the following:

                      Production management and planning
                      Equipment depreciation & rental
                      Building depreciation & rental
                      Energy (Boiler rooms, general consumption of
                          utilities, fixed costs)
                                  49

                      Workshop (repairs and maintenance) (major
                         replacement not dependent on volume, fixed costs)
                      Quality control (fixed costs - process
                         testing)
                      Waste disposal (fixed costs)

            Commercial Services -

                 Commercial Services consists of two major areas:

                      Marketing
                      Commercial Services Infrastructure
                      (In Amgen books and records this area is referred to as Marketing)

                 Marketing consists of all activities which are focused on the introduction, promotion and selling of pharmaceutical products. Within the scope of this area will be:

                 Field staff -

                      Field staff comprises all the costs of the entire field staff including its management and support (training, record files, etc.)

                 Internal Marketing Services -

                      Internal marketing services comprises the entire marketing organization with the exception of the field staff and infrastructure.

                      Activities included in this area are as
                      follows:

                           Market Research
                           Pricing
                           Regional Coordination and Documentation
                           Product Management
                           Technical Promotion
                           Medical Information Services
                           Marketing Clinicals Studies



       C-CSF product specific costs will be chargeable to the operations of the Product.

       The types of costs or expenses to be included in this area shall be:
                                     50

                 Sales and promotional materials
                 Seminars, exhibits, and conventions
                 Advertising in journals, mailings and other media Post-marketing surveillance

       Costs related to institutional promotion, or promotion of the company which is not product specific, will not be chargeable to the operations of the Product.

  Commercial Services Infrastructure -

       Costs in this area include:

                 Commercial Service Manager (G-CSF Team Manager) and
                      Secretary
                 Registration
                 Strategic and Operational Planning
                 Marketing Administration
                 Health Economics
                 Other staff reporting to the Commercial Services
                      Manager

  Attached to this agreement are the current charts of accounts for Roche and Amgen concerning Commercial Services (Exhibit I), and
  Marketing (Exhibit V), respectively.

  Account definitions, where available, are included in Exhibit III.

  Research and Development -

       Those expenses, direct and indirect, required to obtain the authorization and/or ability to manufacture, formulate, fill, ship and/or sell the Product in commercial quantities to third Parties in the Territory.

       Such expense shall include but not limited to:

            Costs of research, proposals or studies on the toxicological, pharmaceutical, formulation or clinical aspects of the Product conducted internally or by individual investigators, hospitals or medical centers, or clinical research organizations, or consultants necessary for the purpose of obtaining and/or maintaining approval of the Product by a government organization in a country in the Territory. In addition, costs for preparing, submitting, reviewing or developing data or information for the purpose of submission to a governmental authority to obtain and/or maintain approval of the Product in a country.

            These costs shall include expenses for data management, statistical designs and studies, document preparation, and other similar expenses associated with the clinical testing program.
                                  51

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC

       It is understood that obtaining FDA authorization to ship product from the USA into the territory or Switzerland shall be at ******* sole expense.

       Attached to this agreement as Exhibit II and Exhibit IV are the current charts of accounts for Roche and Amgen, respectively. In addition, account definitions, where available, are included in Exhibit III.

  Other Income/Expense -

            Other Income/Expense will include the following items:

                 Bad debt expenses
                 Inventory write-offs
                 Cash discounts
                 Royalty expense

  Technical Services -

            Technical services includes the following functions:

                 Technical Services Admin.
                 Engineering
                 Technical Safety & Environment Protection
                 Materials Management

            Costs relating to the Product in this area will be limited to allocations to support manufacturing.

       Administration -

            Administration shall consist of the following:

                 Personnel
                 Data Processing
                 General Services - (This cost area covers the
                      internal postal system, the telephone
                      exchange, the microfilm office, the in-house printing shop and central reprography service, etc.)


            Costs relating to the Product in this area will be limited to expenses that are directly related to the functional areas of Manufacturing, Commercial Services and Research and Development.

  5.   Manufacturing Costs and Cost of Goods Sold -

       The elements and characterization of manufacturing costs will conform to Roche's accounting policies and practices. To the extent that Amgen has cost elements included in manufacturing
                                     52

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


       costs that do not conform to Roche's accounting practices such costs will be accounted for as per the category of costs normally used by Roche.

       In order to achieve a proper and acceptable accounting for manufacturing costs for the Product, standard costs per unit for direct manufacturing costs and fixed production costs will be established. Such standards will be established annually; variances from standard will not be charged or credited to Cost and Goods Sold.

       In addition, annually, a standard cost for samples and clinical requirements will be developed.

  6.   Bulk Transfer of Product

       Pricing for bulk G-CSF shipped by Amgen to Roche will be at a cost based on a standard set ********. The bulk transfer price will be the
       *****************************************************.

       Payments for bulk shipments will be made on a
       *************************************************************
       ************************************************.

       Freight and insurance will be paid for by Amgen and included in the standard cost of the bulk Product.

       Samples required by local Amgen companies will be provided by local Roche companies and will be billed at cost.

       Roche will maintain one inventory to service all bulk inventory requirements on a worldwide basis.

  7.   Foreign Exchange -

       The functional currency for accounting for operating profit will be Swiss francs.

            Amgen will bill shipments of bulk Product in Swiss francs.


            Roche will maintain the bulk inventory of Product in Swiss francs.

            Roche affiliates will account for inventory in local currency.

       Each statement of operations will be translated into Swiss francs on an average rate for the reporting period, except for sales which is translated on a monthly weighted average.
                                  53

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


  8.   Auditing of Accounts -


       Auditing of Roche's books and records will be accomplished by Roche's internal auditors and will be documented by means of certification from the internal audit staff. In addition, the workpapers of the AMRO consolidation will be available to Amgen's auditors.

       Amgen will request that its public accounting firm, Arthur Young and Co., review its financial records and accountings of AMRO activities and provide a "comfort letter" to Roche concerning the accuracy, consistency, and adherence to the accounting agreement.

  9.   Interim Compensation Payments of Partners -

       Compensation payments for operating income and expense will be made ********* between the partners based on budget. Such payments will be made ******* after each fiscal quarter. At the end of each ********* period a settlement will be made to adjust budgeted income and expense to actual. Such a settlement will take into consideration quarterly operating income and expense compensation, and payments made for transfer of bulk Product. Settlement payments will be made as soon as the actual operating expense and income are consolidated and approved by the partners, but in no event later than ******** after ******* and ***********.

  10.  Responsibility for Reporting -

       The responsibility for accounting shall be placed with the company responsible for distribution and invoicing of customers.

  11.  Amgen Accounting for Internal R&D and Marketing -

       To the extent that Amgen establishes departments that are wholly dedicated to G-CSF in Europe, such operating costs will be charged to the operating results of the Product based on actual, limited by the prevailing budget.


       If resources are provided by departments which are not wholly dedicated to G-CSF Europe, then an hourly rate for that department will be developed, and applied to time reported by staff working in that department, to account for internal operating costs of that department for the purposes of this agreement. The hourly rate will be based on the current Amgen budget, adjusted for inflation.
                                     54

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


  12.  Allocation of Technical Services and Administration -

       Roche will conduct an annual study to determine the total percentage relationship of Technical Services to COGS. The percentage of Administrative Expense to the total of Commercial Services and Research and Development will be calculated similarly.

       Amgen will determine a similar percentage of Administration to the total of Marketing and Research and Development. Amgen may review the percentage after the initial year to determine its appropriateness. Amgen will not charge operations of the Product with "start-up" costs for its European operations. In addition, administration expenses associated with operations in the United States will not be charged to the expenses of the Product.

       These percentages will be applied to actual and budgeted Commercial Services (Marketing) and Research and Development expenses to determine Technical Services (Roche only) and Administration expense for the consolidated statement of operations and budget.

       Third party legal expenses or product liability insurance will not be permitted in the calculation of an administrative percentage.

  13.  Definition of Net Sales for Royalty Calculations -

       Net Sales for purposes of calculating royalties shall be Sales, as defined in part 4 of this agreement, less any cash discounts charged to other income and expenses.

  14.  Start of Operations -

       Operation of AMRO will commence ***************. Costs incurred, and approved by the Management Committee will be charged to AMRO operations after ***************. Costs incurred prior to *************** are not chargeable to AMRO.

       Costs for **************** that are in progress at *************** and directed towards supporting filing in


       Europe can be charged to the AMRO operation after approval by the G-CSF Clinical Team.

  15.  Guidelines for Charging Costs to AMRO -
                                  55

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


       I.   If an element of cost is
            ************************************** to the
            development or commercialization of G-CSF as a product *************, then **** of that element will be chargeable ******* on the basis agreed to by the partners.

       II.  If an expense to a *********** is
            ****************************************** to the
            development or commercialization of G-CSF as a product within ****** then:

            a) If the amount of that element of cost utilized in the development or commercialization of G-CSF
                 ***************************************************
                 ***************************************************
                 ****** then the amount used may be charged *******.

            b) Upon approval by the Management Committee of an activity or expense which benefits G-CSF in cases where there is
                 **************************************** available,
                 then:

                 i) If ***************** expense is determined by the partners to be utilized in the development or commercialization of G-CSF, then **** of the element may be charged *******.

                 ii)  If ******************** of the expense is
                      determined by the partners to be utilized in
                      the development or commercialization of G-CSF, then *** of the element may be charged
                      *******.

                 iii) If there is
                      ************************************ in the
                      development or commercialization G-CSF, but it
                      is also
                      ****************************************, then
                      ** of that expense may be charged *******.
                                    56

  Attest:                            AMGEN INC.



  By   /s/ Robert D. Weist           By   /s/ Lowell E. Sears

  Date      1/19/89                  Date      1/19/89


                                     F. HOFFMAN-LA ROCHE & CO.,
                                     LIMITED COMPANY



                                     By   /s/ Stephan C.J. Walsh

                                     Date      24 January 1989

                                     By   /s/[illegible]

                                     Date      24 January 1989

                                                            Exhibit I

                                 AMRO
                                 Roche
                          Commercial Services
                           Chart of Accounts



  COST TYPE      TITLE

  4219.01        TEMPORARY HELP (from temporary agencies)
  4223.02        TRAINING
  4311.01        TRAVEL COSTS
  4311.51        VISITORS' COSTS
  4312.01        RENT - REAL ESTATE, OFFICES
  4312.04        LEASING - EDP EQUIPMENT
  4314.01        DEPRECIATION
  4350.01        ADVERTISING - PRINTING
  4350.04        SLIDES, PHOTOS
  4350.05        CONGRESSES, CONVENTIONS
  4350.15        MARKET RESEARCH
  4350.16        AGENCY, CONSULTING EXPENSES
  4350.18        OTHER ADVERTISING EXPENSES
  4350.19        OTHER MARKETING EXPENSES
  4361.03        OUTSIDE PRINTING, PHOTOS
  4361.21        ASSOCIATION DUES
  4361.54        REGISTRATION FEES - AUTHORITIES
  4371.21        BOOKS, PERIODICALS
  4371.22        OUTSIDE PROGRAMMING - EDP
  4371.31        OP/APPL SOFTWARE
  4371.41        SPECIAL SHIPPING COSTS
  4371.91        OTHER OUTSIDE WORK
  6001.96        SAMPLES
  6112.95        ENERGY
  6011.02        SALARIES & BENEFITS
  6011.03        SALARIES & BENEFITS (Temporaries employed by Roche
                 on Roche P/R)

                                                           Exhibit II

                                 AMRO
                                 Roche
                   Clinical Research and Development
                           Chart of Accounts



  COST TYPE      TITLE

  4111.32        CHEMICALS
  4219.01        TEMPORARY HELP (from Temporary Agencies)
  4223.02        TRAINING
  4311.01        TRAVEL COSTS
  4311.51        VISITORS' COSTS
  4312.07        RENT - REAL ESTATE, OFFICES
  4312.04        LEASING-EDP EQUIPMENT
  4314.01        DEPRECIATION
  4331.02        FEES & GRANTS
  4331.03        EXPENSES FOR BIOMETRY (Statistical evaluation of
                 clinical trials by  Third Party)
  4361.03        OUTSIDE PRINTING, PHOTOS
  4371.21        BOOKS, PERIODICALS
  4371.31        OP/APPL SOFTWARE
  4371.41        SPECIAL SHIPPING COSTS
  4371.91        OTHER OUTSIDE WORK
  6001.16        TECHNICAL ARTICLES
  6001.95        AUXILIARY MATERIALS
  6001.96        SAMPLES
  6001.96        SALARIES (Full-time employees)
  6011.03        SALARIES (TEMPS) - (Temporaries employed by Roche
                 on Roche P/R)
  6111.95        REPAIR MATERIALS
  6112.95        ENERGY
  6113.95        QUALITY CONTROL
                                  59

                                                          Exhibit III


  Account No.
                 Description:  Personnel Expenses

  6011.02           Definition:
  6011.03
  4219.01           Personnel expenses include all payments made
                    to employees in the form   of wages and
                    salaries. Also included, are expenses related to pensions, welfare and other employee benefits.

                 Description:  Wages and Salaries

  6011.02           Definition:
  6011.03
  4219.01           This position includes all remuneration paid
                    to employees in the form of:

                    - Salaries
                    - Wages
                    - Overtime pay
                    - Shift, holiday and other premiums
                    - Disability payments to employees
                    - Vacations and other paid absences
                    - Employee awards and bonuses
                    - Salesmen's commissions and other employee
                       commissions.

                    The above payments made to temporary personnel, summer employees, etc., are included under this position. Also included are wages and salaries paid to outside agencies providing temporary workers and employees.

                    Payments made to former employees (pensioners) are not included under this position.

                 Description:  Pension, Welfare and Other Employee
                               Benefits

  6011.02           Definition:
  6011.03
                    This position includes all costs incurred for employee benefits, other than direct remuneration to the employee. Expenses reported under this position include:

                  -  Company paid insurance premiums (life
                     insurance, hospital insurance, medical
                     insurance, etc.)
                                  60

                  -  Workmen's compensation insurance

                  - Payments to pension fund, trust or other social institutions

                  - Payments to retirement plans and matching contributions to savings plans
  Account No.

                  Description:  Energies

  6112.95           Definition:

                    This position represents the consumption of purchased energies such as electricity, natural gas, gasolines, diesel fuel, oil, coal, pressurized gases, etc., as well as any other related charges.

                  Description:  Repairs and Maintenance

  6111.95           Definition:

                    Minor repairs and maintenance expenditures required throughout the economic life of an asset in order to keep it in efficient operating condition. The distinguishing characteristics of such expenditures are that they do not add to the value or extend the useful life of property.

                    Repairs and maintenance have to be considered as current period expenses and should not be deferred over subsequent periods. This account contains only invoiced costs for repairs and maintenance from third parties (incl. material).

                    Also to be included here are expenses for material for which no inventory-accounts are kept.

                    In addition, any expenditure of a fixed asset nature, which by local tax regulations may be regarded as a deductible expense, could be included here.

                  Description:  Rent and Leasehold

  6116.95           Definition:
  4312.04
                    Expenses included in this category are rental and non-capitalized leasing costs incurred by the company for:

                    -  Property, buildings and plants
                                  61

                    -  Machinery and equipment

                    -  Office equipment, furniture and fixtures

                    -  EDP equipment and software licensing

                    -  Parking lots rented for personnel

                    -  Other rental or leasing expenses
  Account No.

                  Description:  Travel and Entertainment Expenses

  4311.01           Definition:
  4311.51
                    This position includes all costs incurred by employees (including field staff) while traveling on company business and/or entertaining business associates.

                    Exceptional entertainment expenses (such as company anniversary celebrations) should be reported as non-operating expenses.

                  Description:  Advertising and Promotion

  4350.01
  4350.04
  4350.05
  4350.15           Definition:
  4350.18
  4350.19           Items classified in this category include all
                    costs paid to third parties for advertising and promotion of company products and/or services.
                    Types of advertising and promotion include:

                    -  Radio and television advertising

                    -  Samples distributed to outsiders

                    -  Journal advertising

                    -  Promotional material

                    -  Material and space for conventions and
                       exhibitions

                    Self-produced and distributed samples are not to be included here.

                    If however, inventory accounts for all or certain promotion materials are maintained, the corresponding expense should appear under
                    "Material and Merchandise Expense."
                                  62

  Account No.

                  Description:  Outside Services for Research and
                                Development
  4111.32
  4331.02
  4331.03           Definition:
  4361.02
  4371.91           This account includes Third Party expenses
                    directly related to research and development, such as:

                    -  Fees and grants

                    -  Research chemicals

                    -  Clinical trials

                    -  Test animals (including inward freight,
                       transportation, insurance, etc.)

                    -  Animal feed

                    -  Printing, photocopying, photography, etc.

                    - All other expenses directly related to the research activity.

                    Note:

                    Under outside expenses, we understand expenses paid to third party only.

                  Description:  Depreciation of Property, Plant and
                                Equipment

  4314.01           Definition:

                    Depreciation is a systematic charge against income which distributes the cost or other basic values of fixed assets over the estimated useful life of the asset. Depreciation expense for the year is that portion of the decrease in book value of the asset charged during the current period (cost value and revaluation value).

  Account No.
                  Description:  Other Outside Services
  4371.21
  4223.02
  4371.31
  4371.41
  4361.21
  4361.03
  4361.54           Definition:
  4371.91
  4350.16           This account includes all other operational
                    expenses that cannot be assigned to one of the above mentioned positions. Expenses in this category include:

                    Office Supplies
                    Office supplies are charged directly to operating expenses. If however, inventory accounts for all of certain office supplies are maintained, the corresponding expense should appear under
                    "Material and Merchandise Expense."

                    Books and Periodicals
                    All expenses for books, professional literature, magazines and newspapers.

                    Printing, Photocopying, etc.
                    All outside expenses for printing, photocopying and other reprographic services except those pertaining directly and exclusively to either research and development or sales and promotion activities.

                    Translations
                    Fees and expenses for translations performed by outsiders except those pertaining directly and exclusively to sales and promotion activities.

                    Telephone, Cable and Telex Expense
                    All regular and incidental (including
                    installation) expenses for telephone, cable and telex services.

                    Postage
                    All outside postage costs, except those relating to sales and promotion activities (sending out samples, sales literature, etc.). These are to be recorded under "Advertising and Promotion."
                                  64

  Account No.
                  Description:  Other Outside Services (cont.)

                    Definition:  (cont.)

                    Association and Membership Dues
                    Items such as dues paid to trade, industry and employers' associations, and membership fees paid to private clubs on behalf of certain employees.

                    Management Consultancy Expenses
                    Apart from the usual items, this account should also include software development services in connection with electronic data processing.

                    Not to be included are payments made to or received from the other parties as a result of the outcome of such proceedings. These payments are to be shown under non-operating income and/or expenses.

                    Notarial and Registration Fees
                    All notarial and registration fees and expenses incurred in connection with verifications, attestations, etc. Examples of such costs are the legitimization of contracts.

                    Public Permits and Dues
                    Building, driving, road, radio and other such permits or dues which are issued or levied by public authorities.

                    Outside Contractors' Fees
                    All fees and expenses by outside manufacturers for work performed on saleable goods.

                    Other Personnel Expenses
                    Outside expenses in connection with: hiring of staff, recruitment and relocation of personnel, personnel training, welfare activities and staff relations, contract transport for daily conveyance of employees to and from work and payments or provisions for dismissal indemnities.

                    Miscellaneous
                    Such general outside service expenses that cannot be charged to one of the above accounts.

  Account No.


                  Description:  Royalty Expense - Third Parties

                    Definition:

                    This position represents expenses charged against the current operating period for amounts paid or payable to third parties in the form of license fees or royalties for the use of patents, trademarks, copyrights, and other similar intangible rights.

                  Description:  Cash Discounts

                    Definition:

                    This position represents cash discounts granted to third parties customers upon payment of their account(s) within a stipulated period.

                  Description:  Bad Debt Expense

                    Definition:

                    This position represents the total amount of write-offs or amounts reserved against future write-offs of trade accounts or notes receivable or other short-term receivables, which the company records as expense during the current operating period. Bad debt expense is charged with specific accounts that have been written off during the year, as well as after establishing the new balances for the allowance for doubtful accounts with third parties.

                  Description:  Inventory Write-Offs

                    Definition:

                    This position represents the total current period inventory write-offs that should not be charged to production cost. The various types of inventory adjustments are obsolescence (e.g. inventory which exceeds quality control expiration date and represents not further value), book-to-physical adjustments, damages occurred in warehouses and other similar reasons.

                    When inventory adjustments occur as a direct
                    result of production activity, these adjustments would normally be charged to production cost. The position here would usually include only those inventory adjustments which cannot be related to manufacturing or other direct activities of the current operating period.
                                  66

                                                           Exhibit IV


                                 AMRO
                                 Amgen
                           Chart of Accounts
                       Research and Development


  Type of Expense

  Salaries and Wages (included Temporaries)
  Overtime
  Employee Benefits
     Employer taxes, Workers Comp. Ins.
        and Annual Leave
     Health insurance, other benefits

  Recruiting and Relocation
  R&D Operating Expense
     Chemicals and reagents
     Supplies
     Animal Studies

     Maintenance and repair
     Equipment rental
     Contract filling

     Chemical analysis
     Contract services
     Internal lectures

     Professional meetings
     Society memberships
     R&D consulting

     Misc. supplies and expenses
     Cost of sales absorption

  Technology rights
  Library
  Grants

  SAB expenses
  Clinical and pre-clinical expenses
  Data processing

  Occupancy
  Travel and entertainment
  Telephone

  Depreciation
  Other expenses (Business Insurance)
                                  67

  Functions included in R&D:
          Research
          Pilot plant operations


          Quality assurance
          Process development
          Regulatory affairs
          Clinical affairs
                                  68

                                                            Exhibit V

                                 AMRO
                                 Amgen


                          Major Cost Elements
                               Marketing


  Type of Expense

  Salaries and Wages (included Temporaries)
  Overtime
  Employee Benefits
     Employer taxes, Workers Comp. Ins.
        and Annual Leave
     Health insurance, other benefits

  Recruiting and Relocation
  Occupancy
  Travel and entertainment
  Telephone
  Depreciation

  Marketing -
     Advertising
     Direct mail
     Literature preparation

     Medical education
     Symposium/Lectures
     Trade shows/exhibits

     Sales training
     Market research
     Marketing consultants

  Functions included in Marketing -
     Marketing staff
     Sales management
     Detailing staff
     Customer service
     Order entry
     Training
                                  69

                             Appendix 2.01
                Certain Other Rights in Spain and Italy


  I.  Spain



  1.  General Understanding

      In addition to what is set forth in the Agreement AMGEN grants to ROCHE the right to have marketed the Product in Spain under a trademark owned by ROCHE (for the time being, ROCHE intends to use the trademark GRANULOKINE(R)) (hereinafter referred to as the "ROCHE-Trademark") and the right to sublicense such right to market the Product in Spain to Laboratorios Pensa, Av. Mare de Deu de Montserrat, Barcelona, Spain (hereinafter referred to as "PENSA") under the ROCHE-Trademark, in accordance with the terms herein.

  2.  Marketing by ROCHE Under the Trademark

      ROCHE shall have the right to market the Product under the Trademark in Spain until the Scheduled Termination Date (as defined in the Agreement).

  3.  Sublicense to PENSA

  a) AMGEN hereby grants ROCHE the limited right as set forth herein to enter into a co-marketing agreement with PENSA for the Product in Spain. Such co-marketing agreement will consist of a license agreement between Productos ROCHE, S.A., Carretera de Carabanchel a la de Andalucia s/n, E-28025 Madrid, Spain (hereinafter referred to as "ROCHE-Spain") and PENSA ("License Agreement") and a supply agreement between ROCHE and PENSA ("Supply Agreement") as well as a trademark license agreement ("ROCHE-Trademark Agreement") (the License Agreement, the Supply Agreement and the ROCHE-Trademark Agreement are collectively referred to as the "ROCHE-PENSA Agreements") copies of which have been provided to AMGEN.

  b) ROCHE and ROCHE-Spain will obtain AMGEN's written consent with respect to the ROCHE-PENSA Agreements prior to entering into such ROCHE-PENSA Agreements and, with respect to any future amendments or waivers under ROCHE-PENSA Agreements, prior to any such amendment or waiver. ROCHE and AMGEN agree that AMGEN is a third party beneficiary of the ROCHE-PENSA Agreements. ROCHE agrees to indemnify and hold AMGEN harmless from any damages suffered by AMGEN by reason of any action taken by ROCHE or ROCHE-Spain or any failure of ROCHE or ROCHE-Spain to act other than in accordance with the terms hereof or the ROCHE-PENSA Agreements, respectively.

  c)  PENSA will market the Product under the ROCHE-Trademark for the term of the ROCHE-PENSA Agreements.  The term of the ROCHE-
  PENSA Agreements shall last from January 1, 1992 until December
  31, 1997. During such term the following shall apply:
                                  70

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


      (i) While PENSA markets the Product under the ROCHE-Trademark in Spain, the proceeds from the sale of the Product under the ROCHE-Trademark will be included in the calculation of Operating Profit or Loss.
      (ii)  ROCHE will send all reports as further described in Art.
          6.1 of the ROCHE-PENSA License Agreement to AMGEN promptly upon receipt by ROCHE or ROCHE-Spain.
      (iii) ROCHE herewith declares that in the event ROCHE notifies PENSA as per Art. 5.2 of the ROCHE-PENSA Supply Agreement to interrupt the supply of the Product, ROCHE will appoint AMGEN as the third party supplier as described in said Art. 5.2 of the ROCHE-PENSA Supply Agreement, should AMGEN so request.
      (iv) With regard to Art. 3.2.9 Sections c) and d) of the ROCHE-PENSA License Agreement, AMGEN will be accorded all the rights and titles resulting from clinical trials as per said Art. 3.2.9 Section c) and d) of the ROCHE-PENSA License Agreement as anticipated in the EC-Agreement.
      (v) ROCHE agrees that prior to the release of confidential information by PENSA to third party collaborators under Art. 7.1 of the ROCHE-PENSA License Agreement, PENSA will receive written consent from ROCHE and ROCHE will receive prior written consent from AMGEN, which will not be unreasonably withheld.
      (vi) ROCHE hereby warrants and represents that ROCHE-Spain and PENSA will not modify the ROCHE-PENSA Agreements without AMGEN's prior written consent, and that ROCHE will cause ROCHE-Spain to perform its obligations contemplated herein and as set forth in the ROCHE-PENSA Agreements.
      (vii)
            ********************************************************
          **********************************************************
          **.

  d) Upon the termination of the ROCHE-PENSA Agreements on December 31, 1997, the following shall apply:

      (i) PENSA's right to use the ROCHE-Trademark will immediately cease and PENSA will immediately transfer to ROCHE all rights in the ROCHE-Trademark, including all goodwill associated therewith;
      (ii)ROCHE's right to use the ROCHE-Trademark in the Territory will immediately cease;
      (iii)ROCHE will grant to AMGEN all of ROCHE's rights in the ROCHE-Trademark including all goodwill associated therewith;
      (iv)ROCHE will have no rights whatsoever to use the ROCHE-Trademark in the Territory.
      (v) AMGEN shall have the sole right to market the Product in Spain under the Trademark.
                                  71

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


      (vi)Notwithstanding Section 2.01(d) of the Agreement, AMGEN shall grant to PENSA the rights set forth in Section I.3
          (a) of this Appendix 2.01 for a term of **************.


          The net proceeds received by AMGEN from the sale of the Product by PENSA (or any subsequently appointed distributor or AMGEN) will be included in the calculation of Operating Profit and Operating Loss for the Term of the Agreement.
          **********************************************************
          **********************************************************
          ********************************************.
          Notwithstanding anything to the contrary contained in the foregoing, ROCHE will continue to supply PENSA with the Product until April 13, 1998 by extending its Supply Agreement with PENSA until such date. The supply price between January 1, 1998 and April 13, 1998 shall be agreed by ROCHE, PENSA and AMGEN. Subject to the exception contained in this provision (v), Section 2.01 (d) of the Agreement shall remain in full force and effect.

  II. Italy

  1.  General Understanding

      In addition to what is set forth in the Agreement AMGEN grants to ROCHE the right to market the Product in Italy (as used herein Italy shall include the Vatican City and the Republic of San Marino) under a trademark owned by ROCHE and the right to sublicense such right to market the Product in Italy to Dompe Biotech, S.p.A. Via S. Lucia, 4-20122 Milano, Italy, (hereinafter referred to as "DOMPE") under the Trademark, in accordance with the terms hereof.

  2.  Marketing by ROCHE Under ROCHE-Trademark

  a) ROCHE will market the product under a trademark (for the time being, ROCHE intends to use the trademark GRANULOKINE(R) owned by ROCHE (hereinafter referred to as "ROCHE-Trademark").

  b) ROCHE shall market the Product under the ROCHE-Trademark in Italy until the Scheduled Termination Date (as defined in the Agreement).

  c)  The Operating Profit or Loss from the sales of the Product under the ROCHE-Trademark in Italy will be apportioned as set forth in Art. 7.01(a) of the Agreement.
                                  72

  d) The parties agree to discuss revisions of the terms of the Agreement in the event of any new indications or dosage forms which significantly expand clinical and marketing resources needed to adequately market and sell the Product under the ROCHE-
  Trademark in Italy.


  e) Following the termination of the marketing of the Product by ROCHE under the ROCHE-Trademark in Italy, ROCHE will transfer the ROCHE-Trademark to AMGEN or an Affiliate of AMGEN.

  f) With respect to the marketing or promotion of the Product in Italy by ROCHE (1) ROCHE shall provide AMGEN with all information reasonably requested by it; (2) the Marketing Plan for the Product shall be generally consistent with the Marketing Plans in the other countries of the Territory; and (3) ROCHE may (but shall not be obligated to) provide at least the comparable level of marketing and promotion effort then being provided by other companies distributing similar products in Italy, provided that such right shall not change the level of ROCHE's billable sales force participation in the Territory as a whole.

  3.  Sublicense to DOMPE

  a) AMGEN hereby grants ROCHE the limited right as set forth herein to enter into a co-marketing agreement with DOMPE for the Product in Italy. Such co-marketing agreement will consist of a license agreement between Prodotti ROCHE S.p.A., Piazza Durante
  11. I-20131 Milano (hereinafter referred to as "ROCHE-Italy") and DOMPE ("License Agreement") and a supply agreement between ROCHE and DOMPE ("Supply Agreement") (both the License Agreement and the Supply Agreement are collectively referred to as the "ROCHE-DOMPE Agreements"), copies of which have been provided to AMGEN.

  b) ROCHE and ROCHE-Italy will obtain AMGEN's written consent with respect to the ROCHE-DOMPE Agreements prior to entering into such ROCHE-DOMPE Agreements and, with respect to any future amendments or waivers under the ROCHE-DOMPE Agreements, prior to any such amendment or waiver. ROCHE and AMGEN agree that AMGEN is a third party beneficiary of the ROCHE-DOMPE Agreements. ROCHE agrees to indemnify and hold AMGEN harmless from any damages suffered by AMGEN by reason of any action taken by ROCHE or ROCHE-Italy or any failure of ROCHE or ROCHE-Italy to act other than in accordance with the terms hereof or the ROCHE-DOMPE Agreements, respectively.

  c) DOMPE will market the Product under the Trademark for the term of the ROCHE-DOMPE Agreements. The ROCHE-DOMPE Agreements shall terminate effective as from December 31, 1997.

      Upon the termination of the ROCHE-DOMPE Agreements, AMGEN will have the sole right to market the Product in Italy under the Trademark.

  d)  Upon the termination of the ROCHE-DOMPE Agreements, the following shall apply:
                                  73

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


      (i) DOMPE's rights to use the Trademark will immediately cease and DOMPE will immediately transfer to ROCHE all rights in the Trademark, including all goodwill associated therewith;
      (ii)ROCHE's right to use the Trademark in the Territory will immediately cease;
      (iii)ROCHE will grant to AMGEN all of ROCHE's rights in the Trademark including all goodwill associated therewith; and
      (iv)ROCHE will have no rights whatsoever to use the Trademark in the Territory.

  e) While DOMPE markets the Product under the Trademark in Italy, the proceeds from the sale of the Product under the Trademark will be included in the calculation of Operating Profit or Operating
  Loss.

  f) Notwithstanding Section 2.01(d) of the Agreement, following termination of the ROCHE-DOMPE Agreements on December 31, 1997, AMGEN shall grant to DOMPE rights to distribute the Product in Italy under the Trademark. Similar to the prior arrangements under the ROCHE-DOMPE agreements,
  ******************************************************************
  ******************************************************* shall be included in the calculation of Operating Profit and Operating Loss for the Term of the Agreement.

  g) The ************************ paid by DOMPE to ROCHE-Italy under the ROCHE-DOMPE License Agreement will be included in the calculation of Operating Profit or Operating Loss. Such ******* paid by DOMPE (or any other third party licensee or distributor) to AMGEN after December 31, 1997 shall also be included in the calculation of Operating Profit or Operating Loss. If no such ******* is paid, AMGEN shall contribute the financial equivalent of such royalty to the Operating Profit.

  h) ROCHE will send all reports as further described in Art. 7.2 and 6.1 of the ROCHE-DOMPE License Agreement to AMGEN promptly upon receipt by ROCHE or ROCHE-Italy.

  i) ROCHE agrees that prior to the release of confidential information by DOMPE to third party collaborators under Art. 8.1 of the ROCHE-DOMPE License Agreement, DOMPE will receive written consent from ROCHE and ROCHE will receive prior written consent from AMGEN, which will not be unreasonably withheld.

  j)  The parties agree that at the end of the ROCHE-DOMPE
  Agreements, ROCHE-Italy will promptly appoint AMGEN or its designee as the transferee of the official registration for the
                                  74

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


  Product in Italy and under the Trademark and all relevant documentation as further described in Art. 10.4 of the ROCHE-DOMPE License Agreement.



  k) If the ROCHE-DOMPE License Agreement terminates as set forth in Art. 10.5 of the ROCHE-DOMPE License Agreement, the parties agree that ROCHE-Italy will promptly appoint AMGEN or a third party mutually agreed upon by ROCHE and AMGEN as the transferee of the official registration for the specialty and all relevant documentation as further described in Art. 10.5 of the ROCHE-DOMPE License Agreement.

  l) ROCHE hereby warrants and represents that ROCHE-Italy and DOMPE will not modify the ROCHE-DOMPE Agreements without AMGEN's prior written consent, and that ROCHE will cause ROCHE-Italy to perform its obligations contemplated herein and as set forth in the ROCHE-DOMPE Agreements.

  m) The compensation due by ROCHE-Italy to DOMPE as per Art. 10.3 of the ROCHE-DOMPE License Agreement shall be paid by ROCHE-Italy or ROCHE respectively and will be included in the calculation of Operating Profit or Operating Loss.




                           Appendix 2.01 (a)
           Dates of Formulation, Fill and Supply Transition


  Country                           Date

  ***************                   *********
  *******                           *********
  *******                           *********
  ******                            *********
  **************                    *********
  *******                           *********
  *******                           ********
  **********                        ********
  *******                           ********
  ********                          *********
  *****                             *********
  *****                             ********
  ******                            **********
  *******                           **********
  ******                            **********
  ******************                *****************************
                                    ************
                                  75

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC

                           Appendix 2.01 (b)
                           Transition Dates


  Country                                               Date


  ****************************************              ********

  *******************************                       ********

  ***************                                       *********

  *******                                               *********

  *******                                               *********

  ******                                                *********

  **************                                        *********

  *******                                               **********
  *******                                               ********

  **********                                            ********

  *******                                               ********

  ********                                              *********

  *******************************                       *********

  ******                                                ********

  *******                                               ********

  ****************************       ******************************
                                     *****************************
                                     **************************
                                     ***********************
                                     *******************************
                                     **************************
                                  76

   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


                             Appendix 2.03
                            Evaluation Plan


  *******                     -   **********************************


                              -
                                     *******************************
                                  ***********************************
                                  ***********************************
                                  ***********************************
                                  ****************
                              -
                                     *******************************
                                  ***********************************
                                  ***********************************
                                  ********
  **************************  -
                                  ***********************************
                                  ************
                              -
                                  ***********************************
                                  ******************************
                              -
                                  ***********************************
                                  ****
                              -   ******************************
                              -   ***********************************
                              -
                                  ***********************************
                                  ********
                              -
                                  ***********************************
                                  ******************
                              -
                                  ***********************************
                                  ***********************************
                                  ***********************************
                                  ***

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   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
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   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


                           Appendix 6.02 (b)
            Assumption of Marketing Responsibility by AMGEN



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   ASTERISKS (*) INDICATE CONFIDENTIAL INFORMATION OMITTED AND FILED
                        SEPARATELY WITH THE SEC


                                                         Exhibit 6.06

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